UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Miami International Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

Thomas P. Gallagher
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11
2026
Notice of Annual Meeting of Stockholders
and Proxy Statement
MESSAGE FROM THE CHAIRMAN OF THE BOARD
April 27, 2026
Dear MIAX Stockholder:
We cordially invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual
Meeting”) of Miami International Holdings, Inc. to be held on Tuesday, June 16, 2026, at 8:00
a.m., Eastern Time, via live webinar.
The Annual Meeting will be a completely virtual meeting of stockholders and there will be no physical meeting location. You will be able to attend the Annual Meeting, vote your shares and submit questions during the meeting via live audio webcast by visiting
www.virtualshareholdermeeting.com/MIAX2026 and entering the 16-digit control number included in your proxy materials or on your proxy card. The live audio webcast of the Annual
Meeting will also be available for listening by the general public. For further information on the
Annual Meeting logistics, see the section titled “Questions and Answers About the Proxy
Materials and our Annual Meeting.”
At the Annual Meeting, you will be asked to do the following:
1.Elect 15 directors to our board of directors to hold office until the 2027 annual meeting of stockholders or until their respective successors have been elected and qualified, or until such director’s earlier death, resignation, or removal;
2.Approve, on a non-binding advisory basis, the compensation paid to our named executive officers;
3.Select, on a non-binding advisory basis, whether future advisory votes on the compensation of our named executive officers should be held every one, two, or three years;
4.Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026; and
5.Transact any other business that may properly come before the meeting and any adjournments and postponements of the meeting.
Enclosed with this letter are the following: a formal notice of the Annual Meeting, a proxy statement, and a form of proxy.
Please carefully review the form of proxy that you receive to confirm that it reflects all of your shares of our common stock. If you hold common stock in different accounts, you may need to complete multiple proxy cards to vote all of your shares.
Whether or not you plan to attend the Annual Meeting via live audio webcast, it is important that your shares be represented and voted. Please submit your proxy by internet, telephone, or complete, sign, date and return the enclosed proxy card using the enclosed postage-
paid envelope. The enclosed proxy card, when returned properly executed, will be voted in the manner directed in the proxy.
We hope that you will participate in the Annual Meeting, either via live audio webcast or by proxy.
Sincerely,

Thomas P. Gallagher
Chairman and Chief Executive Officer
MIAMI INTERNATIONAL HOLDINGS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Miami
International Holdings, Inc. (the “Company”) will be held on Tuesday, June 16, 2026, at 8:00
a.m., Eastern Time, via live webinar.
The Annual Meeting will be a completely virtual meeting of stockholders. You will be able to attend the Annual Meeting, vote your shares and submit questions during the meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/MIAX2026 and entering the
16-digit control number included in your proxy materials or on your proxy card. Online check-in to the Annual Meeting live audio webcast will begin at 7:45 a.m., Eastern Time, and you are encouraged to allow ample time to log in to the meeting webcast and test your computer audio system. There will be no physical meeting location. For further information on Annual Meeting logistics, see the section titled “Questions and Answers About the Proxy Materials and our
Annual Meeting.”
The purpose of the Annual Meeting is to:
1.Consider and act upon the election of 15 directors named in the proxy statement
(the “Proxy Statement”) to the Board of Directors of the Company (the “Board”)
to hold office until the 2027 Annual Meeting of Stockholders (the “2027 Annual
Meeting”) or until their respective successors have been elected and qualified, or until such director’s earlier death, resignation or removal;
2.Consider and approve, on a non-binding advisory basis, the compensation paid to our named executive officers;
3.Select, on a non-binding advisory basis, whether future advisory votes on the compensation of our named executive officers should be held every one, two, or three years;
4.Consider and act upon the ratification of the appointment of KPMG LLP
(“KPMG”) as our independent registered public accounting firm for the year ending December 31, 2026; and
5.Transact any other business that may properly come before the meeting and any adjournments or postponements of the meeting.
You are entitled to vote online during the Annual Meeting and any adjournments or postponements of the meeting if you were a stockholder of record at the close of business on
April 20, 2026. A list of stockholders of record will be open for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at our principal executive offices at 7 Roszel Road, Suite
1A, Princeton, NJ 08540. The approximate date on which the Proxy Statement and the accompanying form of proxy are first being sent to stockholders is April 27, 2026.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. For additional details, please see the information under
“How do I vote?” in the Proxy Statement.

Internet Before the Meeting	Internet During the Meeting	Telephone	Mail

Go to www.proxyvote.com	Go to www.virtualsharehol dermeeting.com/ MIAX2026	Call toll free 1-800-690-6903	Complete, sign, date and return the enclosed proxy using the enclosed postage- paid envelope
By Order of the Board of Directors,

April 27, 2026
Barbara J. Comly
Executive Vice President, General Counsel and Corporate Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 16, 2026:
This notice of Annual Meeting and Proxy Statement and our annual report on Form 10-K for the year ended December 31, 2025 (the “Annual Report on Form 10-K”) are available free of charge on our investor relations website at http://ir.miaxglobal.com under the tab “SEC Filings”.
We are furnishing the Proxy Statement to you in connection with a solicitation of proxies by the
Board, for use at the Annual Meeting on Tuesday, June 16, 2026 at 8:00 a.m. Eastern Time, and
at any adjournments or postponements thereof.

TABLE OF CONTENTS

Page
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS ...........	3
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING .....................................................................................................	4
PROPOSAL NO. 1: ELECTION OF DIRECTORS ......................................................................................	12
Nominees for Director ..........................................................................................	12
Vote Required .......................................................................................................	13
Board Composition ...............................................................................................	13
General..................................................................................................................	13
Qualifications and Experience ..............................................................................	13
Director Nominees ................................................................................................	14
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE ..........................	21
Director Independence ..........................................................................................	21
Leadership Structure of the Board ........................................................................	21
Board Attendance .................................................................................................	23
Committees of the Board ......................................................................................	24
Corporate Policies .................................................................................................	30
Communications by Stockholders and Other Interested Parties with the Board ..	33
EXECUTIVE OFFICERS .............................................................................................	34
PROPOSAL NO. 2: APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ...........................	37
Vote Required .......................................................................................................	37
PROPOSAL NO. 3: APPROVE, ON A NON-BINDING ADVISORY BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS .............................................................................................	38
Vote Required .......................................................................................................	38
COMPENSATION DISCUSSION AND ANALYSIS .................................................	40
DIRECTOR COMPENSATION ..........................................................................	64
Pay Versus Performance Table .............................................................................	69
Equity Compensation Plan Information ..............................................................	73
REPORT OF THE COMPENSATION COMMITTEE .............................................	74
PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................	75
Independent Registered Public Accounting Firm Fees and Services ...................	75
Vote Required .......................................................................................................	76
REPORT OF THE AUDIT COMMITTEE .................................................................	77
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS ..........................................................................	78

Delinquent Section 16(a) Reports .........................................................................	82
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS ........	83
Transactions with Greater than 5% Holders (Current and Former) and Related Parties .......................................................................................................	83
Transactions with Directors (Current and Former) and Related Parties ..............	86
Directed Share Program ........................................................................................	87
Employment Arrangements with Immediate Family Members of Our Executive Officers and Directors .............................................................	88
Limitation of Directors’ and Officers’ Liability and Indemnification .................	88
Related Person Transaction Policy .......................................................................	89
ADDITIONAL INFORMATION .................................................................................	91
Additional Information .........................................................................................	91
Annual Report on Form 10-K ...............................................................................	91
Householding of Annual Meeting Materials ........................................................	91
Submitting Proxy Proposals and Director Nominations for the 2027 Annual Meeting .....................................................................................................	93
APPENDIX - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES .................................................................................................	94
Except as otherwise indicated, the terms “MIAX,” the “Company,” “we,” “us” and “our”
refer to Miami International Holdings, Inc., together with its wholly-owned subsidiaries. The term “MIAX Exchanges” refers, collectively, to our Securities and Exchange Commission (the
“SEC”) regulated exchanges, each a “MIAX Exchange”: Miami International Securities
Exchange, LLC (“MIAX Options”), MIAX Pearl, LLC (“MIAX Pearl”), the equities trading facility of MIAX Pearl (“MIAX Pearl Equities”), MIAX Emerald, LLC (“MIAX Emerald”) and
MIAX Sapphire, LLC (“MIAX Sapphire”).
MIAX®, MIAX Options®, MIAX Pearl®, MIAX Emerald® and MIAX Sapphire® are
registered trademarks or service marks in the United States and certain other jurisdictions of
MIAX. MIAX Futures™ and TINI™ are currently pending.
This Proxy Statement contains references to our trademarks and service marks and to those belonging to other entities. Solely for convenience, trademarks and trade names referred to herein, including logos, artwork, and other visual displays, may appear without the ® or ™
symbols, but in the case of our trademarks and trade names or those of our licensors, such references are not intended to indicate in any way that we will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensor to these trademarks and trade names. We do not intend our use or display of other entities’ trade names, trademarks, or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entity.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. You can identify these statements by forward-looking words such as “may”,
“might”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, or “continue”, and the negative of these terms and other comparable terminology. All statements that reflect our expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements. In particular, you should consider the risks and uncertainties described in Part 1 of our Annual Report on Form 10-K under “Special Note
Regarding Forward-Looking Statements,” Item 1A, “Risk Factors”, and our other filings with the
SEC. While we believe we have identified material risks, these risks and uncertainties are not exhaustive. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.
We do not undertake, and expressly disclaim, any duty to update any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law. We caution you not to place undue reliance on the forward-looking statements, which speak only as of the date of this filing.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR
ANNUAL MEETING
This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board for use at the Annual Meeting. The Annual Meeting will be held virtually on Tuesday, June 16, 2026 at 8:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting. You can attend the Annual Meeting by visiting
www.virtualshareholdermeeting.com/MIAX2026, where you will be able to listen to the meeting live and vote your shares online during the meeting. The Notice of Internet Availability of Proxy
Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our
Annual Report on Form 10-K is first being mailed on or about April 27, 2026 to all stockholders entitled to vote at the Annual Meeting.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement.
You should read the entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy
Statement, and references to our website address in this Proxy Statement are inactive textual references only.
What matters am I voting on?
You will be voting on:
•the election of 15 directors to our Board with each to hold office until the 2027
Annual Meeting or until their respective successor is duly elected and qualified, or until such director’s earlier death, resignation, or removal;
•the approval, on an advisory non-binding basis, of the compensation of our named executive officers;
•the approval, on an advisory non-binding  basis, of the frequency of future advisory votes on the compensation of our named executive officers;
•the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2026; and
•any other business as may properly come before the meeting or any adjournment of the meeting.
How does the Board recommend I vote on these proposals?
Our Board recommends a vote:
•“FOR” all director nominees in the election of Thomas P. Gallagher, Talal Jassim
Al-Bahar, Abdulwahab Ahmad Al-Nakib, John Beckelman, David Brown, Kurt
M. Eckert, Kenneth W. Lozier, Mark I. Massad, Lisa Moore, Mark F. Raymond,

Cynthia Schwarzkopf, Eric Sites, Jill E. Sommers, Paul V. Stahlin, and J. Gray
Teekell as directors to serve on our Board until our 2027 Annual Meeting or until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal;
•“FOR” the approval, on an advisory basis, of the compensation of our named executive officers;
•“THREE YEARS” for the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers; and
•“FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2026.
Who is entitled to vote? How many shares can I vote?
Holders of our common stock, par value $0.001 per share (“common stock”) as of the close of business on April 20, 2026 (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 94,800,071 shares of our common stock outstanding. Each stockholder of our common stock is entitled to one vote for each share of common stock held as of the Record Date on the matters included in this Annual Meeting. In deciding all matters at the
Annual Meeting, each share of common stock represents one vote.
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting. Throughout this section, we refer to registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker, bank, or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares. You are also invited to attend the Annual Meeting and vote your shares of our common stock live by following the instructions provided on your Notice or the instructions that accompanied your proxy materials. If you request a printed copy of our proxy materials by mail, your broker, bank, or other nominee will provide a voting instruction form for you to use.
Throughout this section, we refer to stockholders who hold their shares through a broker, bank, or other nominee as “street name stockholders.”
How many votes are needed for approval of each proposal?
•Proposal No. 1: The election of directors requires a plurality of the votes cast by the holders of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved.
“Plurality” means that the director nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors. As a result, any shares not voted “FOR” a particular director nominee, whether as a result of a withhold vote or a broker non-vote (described below), will not be counted in such director nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR,” “WITHHOLD,” or vote “FOR ALL EXCEPT” one or more of the director nominees you specify. Broker non-votes will have no effect on the outcome of this proposal.
•Proposal No. 2: The approval, on a non-binding advisory basis, of the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the total number of votes of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon that voted “FOR” or “AGAINST” this proposal. If the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal, then the proposal will be deemed approved. You may vote “FOR,”
“AGAINST,” or “ABSTAIN” with respect to this proposal. Abstentions (shares present at the Annual Meeting and marked “ABSTAIN”) are counted for purposes of determining whether a quorum is present and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the outcome of this proposal.
•Proposal No. 3: The non-binding advisory vote on the frequency of future non-
binding advisory votes on the compensation of our named executive officers will provide stockholders with the opportunity to choose among four options with respect to this proposal. You may vote for holding the non-binding advisory vote to approve the compensation of our named executive officers every “ONE
YEAR,” “TWO YEARS,” “THREE YEARS,” or vote for “ABSTAIN.” The frequency receiving the greatest number of votes by our stockholders will be deemed to be the preferred frequency option of our stockholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
•Proposal No. 4: The ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2026, requires the affirmative vote of the holders of a majority of the total number of votes of our common stock present virtually or represented by proxy at the Annual
Meeting and entitled to vote thereon that voted “FOR” or “AGAINST” this proposal. If the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal, then it will be deemed approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal.
Abstentions are counted for purposes of determining whether a quorum is present and will have the same effect as a vote “AGAINST” the proposal. Broker non-
votes will have no effect on the outcome of this proposal.

With respect to Proposals 2, 3, and 4, because these proposals are an advisory vote, the result will not be binding on our Board, our audit committee (the “Audit Committee”), our compensation committee (the “Compensation Committee”), or the Company. However, our
Board, the Audit Committee, and the Compensation Committee will consider the outcome of the votes when making future decisions regarding the Company’s named executive officer compensation, the frequency of holding future non-binding advisory votes on the compensation of our named executive officers, and independent auditor appointment.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our amended and restated by-laws (the “Amended and Restated By-Laws”) and Delaware law. The presence, virtually or by proxy, of the holders of a majority of the common stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting.
Abstentions, withhold votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.
How do I vote?
If you are a stockholder of record, there are four ways to vote:
•by internet at www.proxyvote.com, 24 hours a day, seven days a week, until
11:59 p.m. Eastern Time on June 15, 2026 (please have your Notice or proxy card in hand when you visit the website);
•by toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern Time on June
15, 2026 (please follow the instructions on your proxy card or voting instruction form from your broker provided to you by email or over the internet);
•by completing and mailing your proxy card (if you received printed proxy materials) which must be received prior to the Annual Meeting; or
•by attending the Annual Meeting by visiting
www.virtualshareholdermeeting.com/MIAX2026, where you may vote and submit questions during the meeting. Please have your Notice, proxy card or the instructions that accompanied your proxy materials in hand when you visit the website.
Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.
If you are a street name stockholder, you will receive voting instructions from your broker, bank, or other nominee. You must follow the voting instructions provided by your broker, bank, or other nominee in order to direct your broker, bank, or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form and may be able to vote by telephone or on the internet, depending on the voting process of your broker, bank, or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the virtual Annual Meeting unless you obtain a legal proxy from your broker, bank, or other nominee.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
•entering a new vote by internet or by telephone;
•completing and returning a later-dated proxy card; or
•attending and voting at the Annual Meeting (although attendance at the Annual
Meeting will not, by itself, revoke a proxy).
If you are a street name stockholder, your broker, bank, or other nominee can provide you with instructions on how to change or revoke your vote.
What do I need to do to attend and participate in the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which we believe enables participation from more of our stockholders. Stockholders of record and street name stockholders with a legal proxy from their broker, bank or other nominee will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/MIAX2026, which will allow such stockholders to submit questions during the meeting and vote shares electronically at the meeting.
We designed the format of the virtual Annual Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation, and communication through online tools. The virtual format facilitates stockholder attendance and participation by enabling stockholders to participate fully and equally from any location around the world.
During the meeting, you will have the ability to submit questions real-time via the virtual meeting website, with a limit of one question per stockholder. We will answer questions submitted in accordance with the meeting rules of conduct in the time allotted for the meeting.
Only questions pertaining to the proposals to be acted on at the Annual Meeting will be answered and we reserve the right to exclude questions that are, among other things, irrelevant to meeting matters, irrelevant to our business, related to material non-public information of the Company, related to personal matters or grievances, derogatory or in bad taste, related to pending or threatened litigation, or that are otherwise inappropriate (as determined by the chair of the
Annual Meeting or our corporate secretary (“Corporate Secretary”)). Questions should be succinct and cover only one topic. Questions that are substantially similar may be grouped and answered together to avoid repetition.

To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, proxy card or the instructions that accompanied your proxy materials to attend the Annual Meeting. The Annual Meeting webcast will begin promptly at 8:00 a.m. Eastern
Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.
What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians to assist you if you experience technical difficulties accessing the virtual meeting. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start of the meeting.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Thomas P. Gallagher and Barbara J.
Comly have been designated as proxy holders by our Board. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual
Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting pursuant to our Amended and Restated By-Laws, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K, primarily via the internet.
The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 27, 2026 to all stockholders entitled to vote at the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the
Notice (www.proxyvote.com). Stockholders may also request to receive proxy materials for this
Annual Meeting or future meetings of stockholders in printed form by mail or electronically by
e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact and cost of the Annual Meeting.

What does it mean if I receive more than one Notice, proxy card or voting instruction form?
It generally means that some of your shares are registered differently or are in more than one account. Please provide voting instructions for all Notices, proxy cards and voting instruction forms you receive.
How are proxies solicited for the Annual Meeting?
Our directors and employees are soliciting proxies for the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding shares of our common stock in street name for beneficial owners are generally required to vote such shares in the manner directed by such beneficial owners. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2026. Your broker will not have discretion to vote on any other proposals, which are “non-routine” matters, absent direction from you. We refer to the absence of a vote, including on a non-routine proposal, where the broker has not received instructions as a “broker non-vote.” Broker non-
votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a current report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Annual Meeting, we will file a current report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the current report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the
Notice or proxy materials. How may I obtain an additional copy?
We have adopted a procedure approved by the SEC called “householding” which will reduce our printing costs and postage fees. Under this procedure, multiple stockholders residing at the same address will receive a single copy of the Notice or, as applicable, proxy materials unless the stockholder notified us that they wish to receive multiple copies of such materials.
Stockholders may revoke their consent to householding at any time by contacting Broadridge
Financial Services, Inc. (“Broadridge”) either by calling toll-free at 1-800-690-6903, or by writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way,
Edgewood, NY 11717. We will remove you from the householding program within 30 days of receipt of your request, following which you will receive multiple copies of such materials.
If you are a stockholder of record, upon written or oral request, we will promptly deliver a separate copy of the Notice or proxy materials to such stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy of the Notice or proxy materials, such stockholder may contact Broadridge by:
•Internet: www.proxyvote.com
•Telephone: 1-800-690-6903
Additionally, stockholders of record who share the same address and receive multiple copies of the Notice or proxy materials can request a single copy of such materials by contacting
Broadridge at the address or telephone number above.
Street name stockholders may contact their broker, bank, or other nominee to request information about householding.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
Our Board currently consists of 15 directors. Pursuant to the terms of our amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”),
all directors will be elected for annual terms following the expiration of their initial term. For more information on the structure of our Board, see the section titled “Board of Directors and
Corporate Governance.”
Nominees for Director
At the recommendation of our nominating and corporate governance committee (the
“Nominating and Corporate Governance Committee”), our Board proposes that each of the following director nominees be re-elected or elected, as applicable, at the Annual Meeting with each to serve for a one-year term expiring at our 2027 Annual Meeting and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal:

Thomas P. Gallagher
Talal Jassim Al-Bahar
Abdulwahab Ahmad Al-Nakib
John Beckelman
David Brown
Kurt M. Eckert
Kenneth W. Lozier
Mark I. Massad
Lisa Moore
Mark F. Raymond
Cynthia Schwarzkopf
Eric Sites
Jill E. Sommers
Paul V. Stahlin
J. Gray Teekell
Each of the director nominees is a current director of the Company other than
Abdulwahab Ahmad Al-Nakib. For more information concerning the director nominees, see the section titled “Director Nominees” below.
If any director nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute director nominee as the proxy holder might determine. Each director nominee has consented to being named in the Proxy Statement and to serve if elected. Proxies cannot be voted for a greater number of individuals than the 15 director nominees named. Stockholders may not cumulate votes for the election of directors.

Vote Required
The election of directors requires a plurality of the votes cast by the holders of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon which means that a director will be elected if the number of votes cast
“FOR” the director exceeds the number of votes cast “AGAINST” the director. Broker non-votes and withhold will have no effect on the outcome of this proposal.
Our Board recommends that you vote “FOR” all director nominees in the election of the 15 director nominees.
Board Composition
Our Amended and Restated By-Laws provides that our Board will consist of not less than
3 and not more than 31 directors. Our Board currently has 15 directors. Each director is elected annually to serve until the next annual meeting of stockholders and until such director’s successor is duly elected or qualified, except in the event of such director’s earlier death, resignation or removal. There is no limit on the number of terms a director may serve on our
Board.
General
At the Annual Meeting, our stockholders will be asked to re-elect 14 director nominees and elect 1 director nominee as set forth below, each to serve until the 2027 Annual Meeting. All of the director nominees have been recommended for election by our Nominating and Corporate
Governance Committee and approved and nominated for election by our Board.
All of the director nominees have indicated their willingness to serve if elected. If any director nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, then shares represented by properly executed proxies will be voted at the discretion of the persons named in those proxies for such other person as the Board may designate. We do not presently expect that any of the director nominees will be unavailable. Your proxy for the
Annual Meeting cannot be voted for more than 15 director nominees.
Qualifications and Experience
The Board believes that the skills, qualifications and experiences of the director nominees make them all highly qualified to serve on our Board, both individually and as providing complementary skills on our Board. As outlined in our principles of corporate governance (the
“Principles of Corporate Governance”), when evaluating director nominees, the Nominating and
Corporate Governance Committee considers various attributes of such director nominee, including integrity, background, viewpoint, and experience, financial skills, breadth of experience, knowledge about our business and industry, and ability to devote adequate time and effort to responsibilities of our Board. Additional criteria for serving as a director may be established by the Nominating and Corporate Governance Committee from time to time.

Director Nominees
Set forth below is the biographical information, as of the date of this Proxy Statement, for each of the directors nominated to serve on our Board for a one-year term until the 2027 Annual
Meeting, as well as the reasons why the Board believes each candidate is well suited to serve as a director.  The terms indicated for service include the service on our Board prior to our initial public offering (“IPO”), as applicable.

Name	Age	Position(s)
Thomas P. Gallagher ....................	67	Chairman and Chief Executive Officer
Talal Jassim Al-Bahar ...................	47	Director
Abdulwahab Ahmad Al-Nakib .....	53	Director
John Beckelman ............................	66	Director
David Brown .................................	68	Director
Kurt M. Eckert ..............................	51	Director
Kenneth W. Lozier........................	67	Director
Mark I. Massad .............................	68	Director
Lisa Moore ....................................	50	Director
Mark F. Raymond .........................	68	Director
Cynthia Schwarzkopf ...................	55	Director
Eric Sites .......................................	47	Director
Jill E. Sommers .............................	57	Director
Paul V. Stahlin ..............................	73	Director
J. Gray Teekell ..............................	74	Director
Thomas P. Gallagher is one of the Company’s founders and has served as the Chairman of the Board of the Company and the MIAX
Exchanges since 2008. Mr. Gallagher has been serving as the Chief
Executive Officer of the Company and the MIAX Exchanges since 2012.
He was a founding partner of the law firm Gallagher, Briody & Butler, a corporate and securities law firm located in Princeton, New Jersey, and was associated with the firm until joining the Company full time in
December 2012. Mr. Gallagher has been a director of MIAX Global,
LLC (“MIAX Global”) since June 2015 and MIAX Futures Exchange,
LLC (“MIAX Futures,” formerly the Minneapolis Grain Exchange, LLC
(MGEX)), since October 2019, becoming Chairman of the MIAX Futures
Board of Directors in June 2021. Mr. Gallagher has also been a member of The Bermuda Stock Exchange (“BSX”) Council since July 2019, becoming Chairman of the BSX Council in February 2020. Mr. Gallagher
has been the chairman of the International Stock Exchange Group
Limited (“TISEG”) since June 2025. He also serves as the Chairman and
Executive Officer of several of the Company's subsidiaries. We believe that Mr. Gallagher is well qualified to serve as our Chairman in light of his in-depth knowledge of global markets, his guidance of the Company and the MIAX Exchanges as Chief Executive Officer since the
Company's inception, and his successful execution of key strategic initiatives to grow the Company.
Talal Jassim Al-Bahar has been our director since 2011. Mr. Al-
Bahar was previously a director of MIAX Options from March 2017 to
March 2021 and of MIAX Pearl from March 2021 until March 2026.  Mr.
Al-Bahar has over 20 years of experience in the financial and real estate investment and development sectors.  He is the Chairman of Arzan
Financial Group for Financing and Investment KPSC. He has been the
Chief Executive Officer of Kuwait Real Estate Company KSC since 2018 and its Vice Chairman since 2017. Mr. Al-Bahar has also been a member of the board of directors of multiple non-U.S. publicly-traded and privately-held companies including IFA Hotels & Resorts KPSC,
Commercial Real Estate Company KPSC and Boursa Kuwait Company
KPSC. We believe that Mr. Al-Bahar is well qualified to serve as our director based upon his international business, investment management and leadership experience.
Abdulwahab Ahmad Al-Nakib is the chairman and Chief
Executive Officer of Noor Holding. With over 30 years of experience, he oversees a globally diverse investment portfolio. He is also the founder and chairman of Capitoria since 2017, and the chairman and Chief
Executive Officer of Blue Aviation since 2019. Mr. Al-Nakib was previously a director of the Company from June 2008 through July 2025.
Mr. Al-Nakib also has held leadership and board member experience in multiple of non-US publicly-traded and privately-held companies including IFA Hotels & Resorts KPSC and Al-Deera Holding Company.
We believe that Mr. Al-Nakib is well qualified to serve as our director based on his private equity, venture capital and banking experience as well as prior board appointments.

John Beckelman has been our director since December 2016. Mr.
Beckelman is a Managing Director and Vice Chairman of Fixed Income
Capital Markets of Piper Sandler & Co. (formerly Sandler O’Neill +
Partners, L.P., “PSC”), which he joined in 1991. Mr. Beckelman has over
30 years of experience in the financial markets industry, where he works with senior management teams to develop detailed strategic programs, including balance sheet restructuring, capital raising and mergers and acquisitions, tailored to financial and corporate planning goals. We believe that Mr. Beckelman is well qualified to serve as our director based upon his investment banking experience, including focusing upon securities and strategic transactions and advising public and private companies.
David Brown has been our director since May 19, 2025. Mr.
Brown has been a member of the BSX council for over 20 years and has served on the board of directors of MIAX Pearl since March 2021. Mr.
Brown was the founder and Chief Executive Officer of Flagstone
Reinsurance Holdings Ltd. from its founding in October 2005 until
November 2012. Mr. Brown serves on the board of directors of Hamilton
Insurance Group Ltd. (NYSE: HG), as well as other non-U.S. publicly traded and private companies including Allshores Limited and Equitable
Financial Bermuda Re Ltd. We believe that Mr. Brown is well qualified to serve as our director based on his experience in corporate finance, strategic planning, international operations and public company board service.
Kurt M. Eckert has been our director since September 2023. Mr.
Eckert has also been a director of MIAX Pearl since March 2017, MIAX
Emerald since March 2019, MIAX Futures since February 2024, TISEG since June 2025, MIAX Sapphire since September 2025, MIAX Global since November 2025, and a member of the BSX Council since July 2022.
He was previously a director of MIAX Options from 2013 to March 2025 and LedgerX LLC d/b/a MIAX Derivatives Exchange (“MIAXdx”) from
June 2023 to January 2026. From January 1988 through December 2022, he was a Partner and Head of Market Structure at Wolverine Trading.  Mr.
Eckert has also served on the board of directors of privately-held companies, including the Options Clearing Corporation. We believe that
Mr. Eckert is well qualified to serve as our director based upon his leadership experience in the exchange industry, from both an exchange member and governance perspective.

Kenneth W. Lozier has been our director since July 28, 2025. Mr.
Lozier has been a director of MIAX Sapphire since September 2023 and
MIAX Futures since May 2024. He was previously a director of MIAXdx from May 2024 to January 2026. Mr. Lozier has been an attorney and shareholder of Roselli Griegel Lozier, PC, in Hamilton, New Jersey since
March 2025, and at Roselli Griegel Lozier & Lazzaro, PC, from
November 2006 to February 2024. His practice includes civil and criminal litigation as well as commercial transactions. He is currently serving on the Judiciary in multiple jurisdictions in New Jersey and central judicial processing hearings for the State of New Jersey. We believe that Mr.
Lozier is well qualified to serve as our director based upon his legal experience advising and representing clients in business and litigation as well as a judicial officer.
Mark I. Massad has been our director since June 2021. Mr.
Massad has served as a member of the BSX Council since 2020, and previously served as a director on our MIAX Pearl board from 2016 to
2021.  He is Senior Managing Director Corporate Advisory and Tax
Services of OneDigital Private Client.  He has over 30 years of experience in corporate finance and accounting. We believe that Mr. Massad is well qualified to serve as our director based upon his business and leadership experience as a financial and accounting professional and business and strategic advisor to public and private companies.
Lisa Moore has been our director since September 2023. She was previously a director of MIAXdx from October 2023 to January 2026. Ms.
Moore served as the Head of Business Critical Transformation at Vonage
Holdings Corporation until August 2025, and as Vice President, Internal
Audit and Vice President, Risk Advisory and Assurance until May 2023.
Prior thereto, Ms. Moore was Vice President, Internal Audit at Kate Spade
& Company, and also a Senior Manager at Ernst & Young LLP, where she worked for over fifteen years. We believe that Ms. Moore is well qualified to serve as our director based upon her audit and risk management executive experience, including working with finance and information technology companies.

Mark F. Raymond has been our director since October 2011. Mr.
Raymond is the managing partner of Nelson Mullins Riley & Scarborough
LLP's Miami office, which he joined in 2018. He serves as Co-Chair of the firm’s litigation practice and has engaged in complex commercial litigation for over 35 years. His practice includes defending class actions and advising boards of directors and general counsel. We believe that Mr.
Raymond is well qualified to serve as our director based upon his representation of public companies in complex business and securities litigation and advising companies in transactional and business operations.
Cynthia Schwarzkopf has been our director since September 2023.
Ms. Schwarzkopf has been a director of MIAX Options since 2014 and
MIAX Pearl since December 2016, and a member of the BSX Council since June 2024. Ms. Schwarzkopf is a philanthropic speaker and active in motivational speaking. She served as a director of Operation Healing
Forces, a charitable organization, from November 2016 until January
2022. She previously held management positions at The Mirage Hotel,
Treasure Island Hotel and Casino, and The Mirage Resorts, Inc. We
believe that Ms. Schwarzkopf is well qualified to serve as our director based upon her management and public communication experience and skills.
Eric Sites has been our director since April 24, 2026. He is a Vice
President, Portfolio Manager and Research Analyst at Horizon Kinetics
Holding Corp., which he joined in 2004. Mr. Sites has over 20 years of experience in the asset management industry. Mr. Sites previously served as a member of the BSX Council from February 2016 until March 2025.
He has also served as a director of multiple public and private companies including the Canadian Securities Exchange, Consensus Mining and
Seigniorage Company (OTCQX: CMSG), and Renn Fund (NYSE: RCG).
He is currently a director of Nocopi Technologies Inc. (OTC: NNUP) and
IL&FS Securities Services Ltd (ISSL) of India. We believe that Mr. Sites is well qualified to be our director based upon his exchange industry knowledge, asset management experience and prior directorships.

Jill E. Sommers has been our director since March 25, 2026 and of MIAX Futures since February 2024. She was also a director of
MIAXdx from May 2023 until January 2026. She currently serves as a member of the U.S. Department of the Treasury, Financial Research
Advisory Committee since 2024.  Ms. Sommers was previously the Chair of the Derivatives Practice Group at Patomak Global Partners from 2014 to 2025. She was confirmed by the U.S. Senate to serve two terms as a
Commissioner at the Commodity Futures Trading Commission from 2007 to 2013, was the Commission Representative to the Technical Committee
meetings of the International Organization of Securities Commissions
from 2009 to 2013, and the Chairman and Designated Federal Official of
the Commission’s Global Markets Advisory Committee from 2008 to
2013. Ms. Sommers was the Policy Director and Head of Government
Affairs for the International Swaps and Derivatives Association from 2005 to 2006, and the Managing Director of Regulatory Affairs for the Chicago
Mercantile Exchange Inc. from 1998 to 2004. Ms. Sommers currently serves on the boards of Robinhood VF (NYSE: RVI), Canton Strategic
Holdings Inc. (NASDAQ: CNTN) and other private companies. She has previously served on the boards of the National Futures Association and
Cboe Global Markets, Inc. (CboeBZX: CBOE). We believe that Ms.
Sommers is well qualified to serve as our director based on her knowledge of financial and derivatives markets and service on the boards of various regulated entities.
Paul V. Stahlin has been our director since 2014. Mr. Stahlin has served as a director on the board of directors of Northfield Bancorp, Inc.
(NASDAQ: NFBK) and Northfield Bank since January 2019 and of the
Northfield Bank Foundation since May 2022. He has served on the board of directors of multiple privately-held companies. Mr. Stahlin was employed by Fulton Financial Corporation from 2005 until April 2014, where he served as chief executive officer and president of various of its banking subsidiaries. We believe that Mr. Stahlin is well qualified to serve as our director based upon his audit and accounting experience, including for public companies.

J. Gray Teekell has been our director since 2019 and a director of
MIAX Options since October 2010. Mr. Teekell is President and Chief
Executive Officer of The Teekell Company, Inc., a private insurance advisory firm that Mr. Teekell co-founded and for which he has been a director since 1977, and President of Teekell Oil & Gas, Inc., a private company.  He has also served on the boards of multiple privately-held companies, and civic and charitable boards. We believe that Mr. Teekell is well qualified to serve as our director based upon his financial, insurance and investment experience.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Director Independence
Under the rules of the New York Stock Exchange (“NYSE”), independent directors must comprise a majority of a listed company’s board of directors within one year of the completion of its initial public offering. In addition, the rules of NYSE require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent and that director nominees be selected or recommended for the board’s selection by independent directors constituting a majority of the independent directors or by a nominating and corporate governance committee comprised solely of independent directors. Under the rules of
NYSE, a director will only qualify as “independent” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that such person is
“independent” as defined under NYSE rules and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) rules.
Audit committee members must also satisfy the independence criteria set forth in Rule
10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule
10A-3, a member of an audit committee of a listed company may not, other than in their capacity as a member of the audit committee, the board of directors, or any other board committee: (1)
accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.
Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our Board has determined that each of our current directors, with the exception of Thomas P. Gallagher, John
Beckelman, Lee Becker, Kurt M. Eckert and Eric Sites, is an “independent director” as defined under applicable rules of NYSE, including, in the case of David Brown, Lisa Moore and Paul V.
Stahlin, the independence criteria set forth in Rule 10A-3 under the Exchange Act. Each of the members of our Compensation Committee are also “non-employee directors” as defined in
Section 16b-3 of the Exchange Act. In making such determination, our Board considered the relationships that each such non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director.
Leadership Structure of the Board
The Nominating and Corporate Governance Committee and the Board annually review the Board’s leadership structure to evaluate whether the structure remains appropriate for us. Our
Principles of Corporate Governance provide our Board with flexibility to combine or separate the positions of chair of our Board and Chief Executive Officer. Our Chief Executive Officer
currently serves as the chair of the Board. Our Board and Nominating and Corporate Governance
Committee have concluded that our current leadership structure is appropriate at this time and that it is in the best interests for us and our stockholders for Thomas P. Gallagher to serve as both

Chairman and Chief Executive Officer due to his in-depth knowledge of exchange markets, his experience and guidance as a founder of the Company, and his successful execution of key strategic initiatives to grow the Company.
Board Risk Oversight Process
Our Board plays an active role, as a whole and also at the committee level, in overseeing the management of our business risks. Our Board, as a whole, is responsible for general oversight of business risks and regular review of information regarding our risks, including financial and operational risks. Our risk committee (the “Risk Committee”, together with the
Audit Committee, the Compensation Committee and the Nominating and Corporate Governance
Committee, the “Committees”) is responsible for overseeing the risk assessment and risk management of our Company and subsidiaries, including risks related to our compliance with laws, regulations and our policies and risks related to cybersecurity. Our Audit Committee is responsible for overseeing the Company’s risk assessment and risk management with respect to financial reporting. The Audit Committee reviews and discusses with management, and makes recommendations to the Board, as appropriate, regarding our financial reporting risks and the steps and mitigating activities used by the Company to monitor and control such risks, including guidelines and policies to govern the process by which this is handled. Our Compensation
Committee oversees the assessment of risks related to our compensation policies and programs applicable to officers and employees. Our Board receives regular reports and input from each of the Committees with respect to their particular risk oversight responsibilities.
Board Oversight of Corporate Strategy
Our Board actively oversees management’s establishment and execution of corporate strategy, including reviewing and approving our strategies and long-term plans, annual operating and capital budgets and significant transactions, as well as overseeing our processes for assessing and managing risk. The Board reviews our strategic plan at least annually and monitors its implementation throughout the year. Our Board’s skill set and experience enhances their ability to support management in the execution and evaluation of our corporate strategy.
Management Succession Planning
In connection with its oversight of our management, one of our Board’s core responsibilities is to engage in succession planning for our Board and key leadership roles on our
Board and its Committees, including to plan for the succession of our Chief Executive Officer.
Our Board has delegated primary oversight responsibility for succession planning for our key leadership positions, including our Chief Executive Officer, to the Nominating and Corporate
Governance Committee. The charter of the Nominating and Corporate Governance Committee provides that the Nominating and Corporate Governance Committee will at least annually review
Board succession planning and management development, including recommendations and evaluations of potential successors to fill the Chief Executive Officer position and other senior management positions. The succession planning process includes consideration of both ordinary course succession, in the event of planned promotions and retirements, and planning for situations where the Chief Executive Officer or another member of senior management unexpectedly becomes unable to perform the duties of their positions.
Board Oversight of Information Security
The Board recognizes that our business depends on the confidentiality, integrity, availability, performance, security, and reliability of our data and technology systems and devotes time and attention to the oversight of cybersecurity and information security risk.
The Risk Committee reviews reports regarding technology operations, technology governance, information security, and business continuity planning (“BCP”) for the Company and our operating subsidiaries. Written reports from our Chief Information Security Officer address the results of the risk assessment process, risk management and control decisions, any material service provider arrangements, any significant outages, results of physical and cybersecurity monitoring and testing, BCP exercise schedules and results, BCP invocations, physical or cybersecurity breaches or violations and management’s response, significant data privacy matters, and any recommendations for major changes to such programs. The Risk
Committee reports findings and recommendations to the Board as needed.
For more information on our cybersecurity risk management systems and processes, see the section titled “Part I–Item 1C. Cybersecurity” in our Annual Report on Form 10-K.
Board Attendance
Board of Directors and Committee Meetings and Attendance
We became a public company upon the completion of our IPO in August 2025.  In connection with the IPO, we authorized the formation of a Nominating and Corporate
Governance Committee, and restructured our other committees to operate as public company committees. During 2025, our Board met nine (9) times, the Audit Committee met five (5) times, the Compensation Committee met four (4) times, the Nominating and Corporate Governance
Committee met three (3) times and the Risk Committee met three (3) times.
During 2025, each member of our Board attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she was a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served.
Executive Sessions
To encourage and enhance communication among non-employee directors, and as required under applicable NYSE rules, our Corporate Governance Guidelines provide that the non-employee directors will meet in executive sessions without management present on a periodic basis and without non-independent directors no less than once per year. Such executive sessions generally will be led by our lead director.

Annual Meeting Attendance
We encourage members of the Board to attend our Annual Meeting. This is our first
Annual Meeting since our IPO; therefore, we did not have an annual meeting last year for our
Board to attend. Meetings of the Board and the Committees are being held in conjunction with the Annual Meeting. We expect all director nominees will attend the Annual Meeting.
Committees of the Board
Overview
Our Board has the following standing committees:
•Nominating and Corporate Governance Committee,
•Audit Committee,
•Compensation Committee, and
•Risk Committee.
Each of the Committees has a charter available on the “Governance” page of our investor relations website at: http://ir.miaxglobal.com. The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.
The following table is a listing of the composition of our standing Committees during
2025 and as of the date of this Proxy Statement.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
•reviewing and recommending to our Board the skills, experience, characteristics, and other criteria for identifying and evaluating directors and director candidates;
•identifying, reviewing the qualifications of, and recruiting individuals for election as members of our Board, taking into consideration any qualified director candidates recommended by a stockholder in compliance with the requirements specified in our Amended and Restated By-Laws and other governing policies and laws;
•recommending to our Board the persons for election or reelection to our Board at each annual stockholders’ meeting;
•recommending committee members and chairs to our Board for appointment and considering periodically rotating directors among the Committees;
•recommending to our Board qualified candidates to be elected by our Board as necessary to fill vacancies and newly created directorships;
•developing and recommending to our Board appropriate corporate governance principles, and annually reviewing such principles and recommending changes to our Board as appropriate;
•annually reviewing and making recommendations to our Board with respect to our Board leadership structure;
•annually evaluating the composition of our Board and its Committees to assess whether the skills, experience, characteristics and other criteria are currently represented on our Board as whole and in individual directors;
•establishing procedures for the consideration of director candidates recommended by our stockholders to the committee;
•reviewing and assessing any governance-related stockholder proposals submitted to us for inclusion in our proxy statement;
•reviewing and discussing with management regarding the disclosure of our corporate governance practices, director independence, and the director nomination process in our SEC reports;
•devising and proposing to our Board a code of business conduct for directors, officers, and employees, that addresses conflicts of interest and compliance with applicable laws, rules and regulations and monitoring compliance with such code;

•reviewing, at least annually, the adequacy of the Nominating and Corporate
Governance Committee’s charter; and
•performing, on an annual basis, an evaluation of the performance of the
Nominating and Corporate Governance Committee.
The members of our Nominating and Corporate Governance Committee are Kenneth W.
Lozier, Mark F. Raymond and Cynthia Schwarzkopf. Mr. Raymond is the chair of the
Nominating and Corporate Governance Committee.
Director Nomination to the Board
Candidates for nomination to our Board are selected by our Board based on the recommendation of the Nominating and Corporate Governance Committee in accordance with the committee’s charter, our Amended and Restated Certificate of Incorporation, our Amended
and Restated By-Laws, our Principles of Corporate Governance, and the criteria approved by our
Board regarding director candidate qualifications. In recommending candidates for nomination, the Nominating and Corporate Governance Committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate. In addition, the
Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential director nominees.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board is set forth in the section titled
“Additional Information—Submitting Proxy Proposals and Director Nominations for the 2027
Annual Meeting.”
Audit Committee
The Audit Committee’s responsibilities include:
•appointing, approving the compensation of, and evaluating the qualifications, performance, and independence of our independent registered public accounting firm;
•overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm, and pre-approving all audit and permitted non-audit services to be performed by our independent registered public accounting firm;
•reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements;

•reviewing and discussing with management and our independent registered public accounting firm any major issues regarding critical accounting principles and financial statement presentations;
•overseeing our internal control over financial reporting, disclosure controls and procedures, code of business conduct and ethics, procedures for complaints, and legal and regulatory matters;
•reviewing, approving, and overseeing policies regarding hiring current or former employees from our independent registered public accounting firm, and establishing and reviewing procedures for the receipt and retention of accounting-
related complaints and concerns;
•meeting independently with our independent registered public accounting firm and management;
•reviewing and approving any related person transactions;
•overseeing our risk assessment and risk management with respect to financial reporting;
•preparing the audit committee report required by SEC rules;
•reviewing, at least annually, the adequacy of the Audit Committee’s charter; and
•conducting, at least annually, an evaluation of the performance of the Audit
Committee.
All audit services and all non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.
The members of our Audit Committee are David Brown, Lisa Moore and Paul V. Stahlin.
Mr. Stahlin is the chair of the Audit Committee. Our Board has also determined that Mr.
Stahlin qualifies as an “audit committee financial expert,” as defined under Item 407 of
Regulation S-K, and has the requisite financial sophistication as defined under the applicable rules and regulations.
Compensation Committee
Our Compensation Committee’s responsibilities include:
•establishing and overseeing our overall compensation philosophy, including assessing whether the philosophy is aligned with our business strategy and stockholder interests and establishing appropriate incentives for management and employees;

•annually reviewing and recommending to the Board for approval the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers;
•determining and approving the compensation levels of our Chief Executive
Officer and other executive officers;
•periodically reviewing and making recommendations to our Board with respect to director compensation;
•administering and making recommendations to our Board with respect to the design, implementation and administration of our incentive compensation, and equity-based compensation plans;
•reviewing and approving the design of other benefit plans pertaining to our executive officers, including approving, amending or modifying the terms of any other compensation and benefit plan;
•reviewing and recommending to our Board regarding any employment and severance arrangements for our executive officers, including employment agreements and change-in-control provisions, plans or agreements;
•annually reviewing compliance by executive officers and directors with the
Company's stock ownership guidelines;
•selecting, retaining, and terminating advice of an expert, legal counsel, or other advisor, and determining the related fees and retention terms of such expert, outside counsel or advisor;
•overseeing the preparation of, if required, the annual compensation committee report on executive compensation for inclusion in our annual proxy statement in accordance with the applicable proxy rules;
•reviewing and discussing with management regarding our compensation discussion and analysis,  if any, and any related or other compensation disclosures required in our SEC reports;
•reviewing succession plans for positions held by executive officers;
•overseeing the assessment of the risks related to our compensation policies and programs applicable to our officers and employees;
•assessing annually whether the work of any compensation consultants involved in determining or recommending executive or director compensation raises any conflict of interests that need to be disclosed in our SEC reports;

•overseeing the administration of our clawback policy, if any, and reviewing and recommending any policy changes to our Board as appropriate;
•reviewing any remuneration proposals from our stockholders and overseeing our engagement with stockholders regarding executive compensation matters;
•reviewing and recommending to the Board for approval any proposal regarding
Say-on-Pay to be included in our annual proxy statement, if and when required by
Section 14A of the Exchange Act (the “Say-on-Pay Vote”);
•reviewing and recommending to the Board for approval the frequency with which our Company will conduct the Say-on-Pay Vote (“Say-on-Pay Frequency Vote”), and reviewing the results of any Say-on-Pay Vote and Say-on-Pay Frequency
Vote;
•reviewing, at least annually, the adequacy of the Compensation Committee’s charter; and
•conducting, on an annual basis, an evaluation of the performance of the
Compensation Committee.
The members of our Compensation Committee are Talal Jassim Al-Bahar, Mark F.
Raymond and J. Gray Teekell.  Mr. Al-Bahar is the chair of the Compensation Committee.
Risk Committee
Our Risk Committee’s responsibilities include:
•periodically reviewing our Enterprise Risk Management (“ERM”) Policy and
Risk Management Framework;
•reviewing the risk framework for each of our subsidiaries and any “red threshold”
breaches of its related risk metrics, including financial, legal, compliance, regulatory, reputational and operational risks and the remediation steps management has taken;
•managing escalated risk management matters;
•managing emergency risk-related matters;
•reviewing the risk assessments of each of our subsidiaries;
•reviewing the regulatory disclosures regarding risk, including those contained in our SEC reports;

•reviewing, with the Company’s general counsel (“General Counsel”) , any legal matters that could have a significant impact on our business, operations, financial statements or reputation;
•reviewing business, regulatory, technology, cyber security, and clearing risks significant impact on our business, operations or reputation;
•periodically reviewing our insurance arrangements;
•reviewing regular reports, on at least a quarterly basis, from our Chief Risk
Officer;
•evaluating our ERM function, including its performance, organization, practices, budgeting and staffing;
•evaluating, on an annual basis, the performance of our Chief Risk Officer;
•reviewing our subsidiaries’ reports regarding technology operations, technology governance, information security, and business continuity planning, with such reports addressing the results of such subsidiary’s risk assessment process, risk management and control decisions, material service provider arrangements, significant technology outages, results of monitoring and testing, physical or cyber security breaches or violations and management response, significant data privacy matters and any recommendations for changes to programs;
•providing feedback and questions to technology operations, information security, and business continuity planning for management on desired metrics, reporting detail and any specific concerns;
•reviewing, at least annually, the adequacy of the Risk Committee’s charter; and
•conducting, on an annual basis, an evaluation of the performance of the Risk
Committee.
The members of our Risk Committee are Kurt M. Eckert, Lisa Moore, and Paul V.
Stahlin. Ms. Moore is the chair of the Risk Committee.
Corporate Policies
Principles of Corporate Governance
We adopted Principles of Corporate Governance that serve as a framework for the governance of our Company and to comply with the NYSE and other legal requirements. These guidelines cover a number of areas, including oversight responsibilities, committee structures, director qualifications, meeting procedures, risk management, succession planning, director compensation, compliance, confidentiality, performance evaluations (including self-evaluations of our Board and committees), and interactions with investors and other constituencies to ensure effective governance and compliance with legal and regulatory requirements. A copy of our
Principles of Corporate Governance is available on the Governance section of our investor relations website, www.ir.miaxglobal.com. The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.
Code of Business Conduct and Code of Ethics
We have adopted a written code of business conduct (“Code of Conduct”) that applies to our directors, officers and employees. We have also adopted a code of ethics for senior financial officers (“Code of Ethics”). Current copies of the Code of Conduct and Code of Ethics are available on the “Governance” section of our investor relations website, www.ir.miaxglobal.com.
We expect that any amendments to the Code of Conduct or Code of Ethics, as well as any waivers under the Code of Ethics, will be disclosed on our website. The information on our website is not intended to form a part of or be incorporated by reference into this Proxy
Statement.
Compensation Committee Interlocks and Insider Participation
None of the current members of our Compensation Committee, or any member that served during the past fiscal year, is or has been at any time an officer or employee of our
Company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board or the Compensation Committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Compensation Committee or our Board. See the section titled “Certain
Relationships and Related Party Transactions” for information about related party transactions involving members of our Board and Compensation Committee.
Insider Trading Policy
Our insider trading policy (the “Insider Trading Policy”) prohibits Company directors, officers and employees worldwide from trading in Company securities while in possession of material, non-public information about the Company. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, as well as the rules and regulations of the NYSE. The policy also applies to transactions in the securities of other entities to the extent covered persons are in possession of any material, non-public information relating to those securities gained in the course of a covered person’s relationship with the Company.
Under the policy, certain individuals are prohibited from trading in our securities during various times throughout the year known as “blackout periods,” and those individuals must also receive pre-clearance from our General Counsel or a designee thereof in our legal department before buying, selling, transferring or otherwise trading in our securities.
Our Insider Trading Policy prohibits all covered persons (as such term is defined therein)
from entering into transactions involving options to purchase or sell our common stock or other derivatives related to our common stock, except for employee stock options and other securities issued pursuant to Company equity incentive plans.

All covered persons are prohibited from entering into pledges or margin loans of our securities, other than if a covered person wishes to pledge securities as collateral for a loan and clearly demonstrates the financial capacity to repay such loan without resort to the pledged securities, provided that they otherwise comply with the remainder of our Insider Trading Policy.
Any of our Company directors, executive officers or other corporate officers who wishes to pledge our securities as collateral for a loan must receive approval from our Compensation
Committee prior to such transaction.
Our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K.
Rule 10b5-1 Trading Plans
As an exception to the trading restrictions that otherwise apply under our Insider Trading
Policy, covered persons may complete pre-scheduled or pre-arranged transactions in our securities at any time, including during blackout periods or even when the covered person possesses material non-public information under properly established Rule 10b5-1 plans adopted pursuant to Rule 10b5-1 of the Exchange Act. Under Rule 10b5-1, insiders can buy and sell our stock over a designated period by adopting pre-arranged stock trading plans at a time when they are not aware of material non-public information about us, and thereafter trade shares of our common stock in accordance with the terms of their predetermined stock trading plans without regard to whether or not they are in possession of material non-public information about us at the time of the sale. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by an individual when entering into the plan, without further direction from the individual while the plan is in effect.
Under our Insider Trading Policy, covered persons who desire to implement or modify a
Rule 10b5-1 plan must first submit and obtain approval by the General Counsel or a designee thereof in our legal department of the specific plan proposed. In order to be eligible for approval, any adoption or modification of a Rule 10b5-1 plan must occur outside of a blackout period when the covered person is not aware of material, non-public information about our Company or our securities, among other conditions, and transactions conducted under such plans are subject to certain “cooling-off” periods.
Compensation Recovery Policy
We have adopted a compensation recovery policy (the “Clawback Policy”) intended to comply with applicable SEC rules, Section 10D of the Exchange Act, Rule 10D-1 of the
Exchange Act and Section 303A.14 of the NYSE Listed Issuer Manual. The Clawback Policy is
administered by our Compensation Committee (in such capacity, the “Administrator”) and enables us to recover from current and former executive officers (as such term is defined in the
Clawback Policy), and such additional employees as may be identified by the Administrator from time to time, excess incentive compensation (as defined in the Clawback Policy) in the event of an accounting restatement resulting from material noncompliance with any financial reporting requirements under federal securities laws.

A copy of our Clawback Policy is filed as Exhibit 97.1 to our Annual Report on Form 10-
K.
Communications by Stockholders and Other Interested Parties with the Board
Stockholders and other interested parties may contact an individual director, the Board as a group, or a specified Board committee or group, including the independent directors as a group, by sending regular mail to: Miami International Holdings, Inc., Attn: Corporate Secretary, 7
Roszel Road, Suite 1A, Princeton, New Jersey, 08540.
Each communication should specify which director or directors the communication is addressed to, as well as the general topic of the communication. The Company will receive the communications and process them before forwarding them to the addressees. The Company may also refer communications to other departments within the Company. The Company generally will not forward to the directors a communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or requests general information regarding the Company.

EXECUTIVE OFFICERS
The following table sets forth the name, age, and position of the individuals who serve as our executive officers, followed by a biography of each executive officer.

Name	Age	Position(s)
Thomas P. Gallagher ..................	67	Chairman and Chief Executive Officer
Shelly Brown ..............................	66	Executive Vice President – Chief Strategy Officer; Chief Executive Officer of MIAX Futures
Barbara J. Comly ........................	67	Executive Vice President, General Counsel and Corporate Secretary
Edward Deitzel ...........................	58	Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer of the MIAX Exchanges
Lance Emmons ...........................	54	Executive Vice President and Chief Financial Officer
Douglas M. Schafer Jr. ...............	65	Executive Vice President and Chief Information Officer
John Smollen ..............................	65	Executive Vice President – New Product Development
Harish Jayabalan ........................	50	Executive Vice President, Chief Information Security Officer and Chief Risk Officer
Cees Vermaas .............................	61	Chief Executive Officer of TISEG
Thomas P. Gallagher — See “Proposal 1: Election of Directors” for the biography of Mr.
Gallagher.
Shelly Brown has served as the Company’s Executive Vice President, Chief Strategy
Officer since November 2025 and previously served as Executive Vice President, Strategic
Planning and Business Development from April 2011 until November 2025. In November of
2025, Mr. Brown was appointed to serve as the Chief Executive Officer for MIAX Futures. Prior to joining the Company, Mr. Brown served as the Director of Business Management for PEAK6
Investments LLC, a private Chicago-based trading firm, where he was head of options execution from September 2009 to February 2011. Prior thereto, Mr. Brown held a number of positions in the financial markets including as Associate Vice President at NASDAQ OMX Group, Inc.
(now, Nasdaq, Inc.), Vice President, Derivatives Trading Strategy at the Philadelphia Stock
Exchange (now, Nasdaq PHLX LLC) from April 2006 to September 2009, and Manager of
Options Trading Systems and co-head of Options Business Development at Susquehanna
International Group (“SIG”) from April 2001 to April 2006. Prior to joining SIG, Mr. Brown was a founder and Managing Director of Risk Information Systems and Consulting.
Barbara J. Comly is one of the Company’s founders and the Company’s Executive Vice
President, General Counsel and Corporate Secretary. She has served as General Counsel and
Corporate Secretary since the Company’s inception in 2007. Ms. Comly joined the Company full time as an Executive Vice President in her current roles in December 2012. Ms. Comly was a

Partner at Gallagher, Briody & Butler prior to joining the Company and an associate at Morgan,
Lewis & Bockius LLP from February 1990 until June 1994 and Shearman & Sterling LLP from
September 1987 until December 1989, practicing in the area of corporate and securities law.
Edward Deitzel is Executive Vice President, Chief Regulatory Officer and Chief
Compliance Officer for the MIAX Exchanges. Mr. Deitzel has served as our Chief Regulatory
Officer since March 2009 and Chief Compliance Officer for the MIAX Exchanges since October
2015. Prior to joining the Company, Mr. Deitzel held a number of positions in surveillance at the
Philadelphia Stock Exchange (now, Nasdaq PHLX LLC) from January 1997 through March
2009.
Lance Emmons has served as the Company’s Executive Vice President, Chief Financial
Officer since March 2020. Prior to joining the Company, Mr. Emmons served as Chief Financial
Officer of several startups, including Princeton Identity from June 2018 to April 2019. Mr.
Emmons worked at International Securities Exchange (now Nasdaq ISE, LLC) from March 2004 to December 2016, most recently as Senior Vice President, Finance and Administration,
Controller.
Douglas M. Schafer Jr. has served as the Company’s Executive Vice President, Chief
Information Officer of the Company since March 2011. Mr. Schafer also serves as President of
Miami International Technologies since March 2011. Mr. Schafer also served as a director of the
Company from March 2011 until July 2025. Prior to joining the Company, Mr. Schafer served in a number of positions with the Philadelphia Stock Exchange (now, NASDAQ PHLX LLC) from
1993 to 2008 and as Vice President of Derivatives Trading Systems Development for Nasdaq
OMX PHLX LLC (now, NASDAQ PHLX LLC) from 2008 until March 2011.
John Smollen has served as the Company’s Executive Vice President, New Product
Development since November 2025 and previously served as Executive Vice President, Head of
Exchange Traded Products and Strategic Relations from July 2015 until November 2025. He served as a Managing Director for Goldman Sachs from 2001 to 2011 and as a floor director at
Cboe from 2001 to 2010. Additionally, Mr. Smollen served as the Member Vice Chairman at the
Cboe in 2006. Prior to joining us, Mr. Smollen served as Managing Partner of Quivetneck
Capital LLC from May 2011 to July 2015, a private consulting company based in Chicago,
Illinois focused on trading, clearing, market making, order flow, routing and trading technology.
Harish Jayabalan has served as Chief Risk Officer of the MIAX Exchanges since joining the Company in August 2011 and as an Executive Vice President and Chief Risk Officer for the
Company since September 2022. He has also served as the Company’s and the MIAX
Exchanges’ Chief Information Security Officer since September 2017. Prior to joining the
Company, Mr. Jayabalan served as Risk Manager for Risk Management and SEC ARP
Compliance at Direct Edge from April 2010 to August 2011 and as Audit Risk Review Manager
at Citigroup from November 2007 to March 2010.
Cees Vermaas has served the Chief Executive Officer of TISEG since November 2020.
Mr. Vermaas has more than 25 years’ experience within international financial market infrastructure. Prior to joining TISEG, he held senior executive positions within several international exchanges, including Chief Executive Officer of CME Europe Ltd., Chief
Executive Officer of Euronext Amsterdam N.V. and Head of European Cash Markets for NYSE
Euronext, Inc.. Prior to that, he spent a decade working in IT and program management roles in companies including Koninklijke Philips N.V. and Delta Lloyd Group (now, NN Group N.V.).

PROPOSAL NO. 2:
APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act and the rules of the SEC, we are providing stockholders with an opportunity to make a non-binding, advisory vote on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “Say-on-Pay” vote and gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.
Stockholders are urged to read the section titled “Compensation Discussion and
Analysis,” which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our Compensation Committee and Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. We routinely review our compensation practices and engage in ongoing dialogue with our stockholders to ensure our practices are aligned with stockholder interests and reflect best practices. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Proxy
Statement pursuant to Item 402 of Regulation S-K, including as disclosed in the section titled “Compensation Discussion and Analysis,” the compensation tables and narrative discussion and the other related disclosures.”
As an advisory vote, this proposal is not binding. However, our Board and Compensation
Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Vote Required
The approval, on an advisory non-binding basis, of the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the total number of votes of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon that are voted “FOR” or “AGAINST” the proposal. Stockholders may also abstain from voting. Abstentions will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the outcome of this proposal.
Our Board recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers.

PROPOSAL NO. 3:
APPROVE, ON A NON-BINDING ADVISORY BASIS, THE FREQUENCY OF FUTURE
ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE
OFFICERS
In accordance with Section 14A of the Exchange Act and SEC rules, we are providing our stockholders with an opportunity to make a non-binding, advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “Say-on-Frequency” vote and must be submitted to stockholders at least once every six years.
You have four choices for voting on this proposal. You can choose whether future non-
binding advisory votes on the compensation of our named executive officers should be conducted every “ONE YEAR,” “TWO YEARS,” or “THREE YEARS.” You may also
“ABSTAIN” from voting.
After careful consideration, our Board recommends that future non-binding advisory votes on the compensation of our named executive officers be held every three years. Our Board believes that holding a vote every three years is the most appropriate option because (i) it will enable stockholders to provide the Company with input regarding the compensation of the named executive officers on a more informed and thoughtful manner based on a long-term analysis of the Company’s compensation program; and (ii) it avoids placing too much emphasis on the results or actions of a single year and will instead allow stockholders to make a more meaningful evaluation of the Company’s performance compared to the Company’s compensation practices.
Stockholders are not voting to approve or disapprove the Board’s recommendation.
Instead, stockholders may indicate their preference regarding the frequency of future non-
binding advisory votes on the compensation of our named executive officers by selecting one year, two years, or three years. Stockholders that do not have a preference regarding the frequency of future advisory votes may abstain from voting on the proposal.
As an advisory vote, this proposal is not binding. However, our Board and Compensation
Committee value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of holding future non-binding advisory votes on the compensation of our named executive officers.
Because this is an advisory vote and therefore not binding on our Board or our Company, our
Board may decide that it is in the best interests of our stockholders that we hold an advisory vote on the compensation of our named executive officers more or less frequently than the option preferred by our stockholders. The results of the vote will not be construed to create or imply any change or addition to the fiduciary duties of our Board.
Vote Required
This vote is advisory only and non-binding on the Board. The alternative among one year, two years, or three years that receives the highest number of votes cast by the holders of shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon will be deemed to be the frequency preferred by our stockholders.
Abstentions and broker non-votes will have no effect on the outcome of this proposal.
Our Board recommends a vote to hold future stockholder advisory votes on the compensation of our named executive officers every “THREE YEARS.”

COMPENSATION DISCUSSION AND ANALYSIS
The purpose of this Compensation Discussion and Analysis is to provide information about the material elements of compensation that are paid, awarded to, or earned by, our named executive officers for fiscal year 2025 (whom we collectively refer to as our “NEOs”), who consist of any individual who served as our principal executive officer during the fiscal year ended December 31, 2025 (hereinafter, “fiscal year 2025”), any individual who served as our principal financial officer during fiscal year 2025, and our three most highly compensated executive officers who were serving at the end of fiscal year 2025 other than our principal executive officer and principal financial officer.
For fiscal year 2025, our NEOs and their respective positions were:
•Thomas P. Gallagher, Chairman and Chief Executive Officer;
•Lance Emmons, Executive Vice President, Chief Financial Officer;
•Douglas M. Schafer Jr., Executive Vice President, Chief Information Officer;
•Barbara J. Comly, Executive Vice President, General Counsel and Corporate
Secretary; and
•Shelly Brown, Executive Vice President, Chief Strategy Officer, and Chief
Executive Officer of MIAX Futures.
Compensation Philosophy and Objectives
Our executive compensation philosophy is to link executive compensation with individual achievement, company performance and stockholder value creation. Our executive compensation program is designed to attract, motivate, and retain high-caliber leaders, align pay with performance and support our long-term strategy with an appropriately balanced mix of fixed and variable compensation.  This is reflected in our following key objectives:
•to attract, retain and reward executive officers capable of achieving our business objectives;
•to offer competitive compensation opportunities that reward individual performance and contribution to company performance;
•to align the interests of executive officers and stockholders over the long-term;
and
•to provide a comprehensive compensation package commensurate with performance achieved and value created for our stockholders.

Process for Determining Executive Compensation
The Compensation Committee has overall responsibility for approving and evaluating the director and executive compensation plans, policies and programs of the Company. The
Compensation Committee uses several different tools and resources in reviewing elements of executive compensation and making compensation decisions, including our independent compensation consultant as noted below. These decisions, however, are not purely formulaic, and the Compensation Committee exercises informed judgment and discretion as appropriate, taking into consideration our financial results, business culture, strategic goals, and company initiatives and whether each particular compensation element provides an appropriate incentive and reward for performance that sustains and enhances long-term stockholder value. Included in these considerations is an assessment of the NEO’s current total compensation, leadership, dedication, individual performance, prospect for future performance, years of experience, skill set and contributions to our financial results and the creation of stockholder value as well as the competitive environment of our industry.
Role of Executive Officers in Compensation Decisions
The Compensation Committee considers input from our Chief Executive Officer in making determinations regarding our executive compensation program and the individual compensation of each executive officer, other than our Chief Executive Officer. Our Chief
Executive Officer and management team also provide information to the Compensation
Committee regarding the Company’s performance for purposes of determining annual cash bonuses and long-term incentive equity awards. The Compensation Committee makes the final determination of NEO compensation. Our Chief Executive Officer makes no recommendations regarding, and does not participate in discussions about, his own compensation.
Role of Independent Compensation Consultant
As part of our transition as a public company, our Compensation Committee retained
Korn Ferry, an independent compensation consultant, in November 2025 to conduct a review of our then-existing compensation philosophy and programs and to assist the Compensation
Committee in assessing and recommending executive compensation for fiscal year 2026.
Elements of Compensation
Our current executive compensation program, which is set by our Compensation
Committee, consists of the following components:
•base salary;
•annual cash bonuses linked to our overall performance;
•periodic grants of long-term equity-based compensation in the form of restricted stock and stock options;
•other executive benefits and perquisites; and

•employment agreements, which contain certain termination benefits.
We combine these elements in order to formulate compensation packages that provide competitive pay, reward the achievement of financial, operational and strategic objectives and align the interests of our executive officers and other senior personnel with those of our stockholders.
Further detail on each of these components is provided in the table below.

Compensation Elements	Form	Objectives
Base Salary	Cash
•Provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.
•Recruit and retain qualified executives by providing regular, stable compensation for their service throughout the year.

Annual Cash Bonuses	Cash	•Incentivize our NEOs to achieve Company business goals. •Reward NEOs for their contributions toward the achievement of these goals.
Long-term Equity Incentive Awards	Equity	•Provide our NEOs with a strong link to our long-term performance. •Create an ownership culture and help to align the interests of our NEOs and our stockholders. •Enhance executive retention.
Pay Mix
We utilize the elements of compensation described above because we believe that such elements provide a well-proportioned mix of secure compensation, retention value and at-risk compensation that produces short-term and long-term performance incentives and rewards. By following this approach, we provide our NEOs with a measure of security in the minimum expected level of compensation, while motivating our NEOs to focus on business metrics that will produce a high level of short-term and long-term performance for the Company and long-
term wealth creation for each NEO, as well as reducing the risk of recruitment of our top executive talent by our competitors.
For our NEOs, total compensation consists of both fixed pay and at-risk pay (annual incentives and long-term incentives). Maintaining this pay mix results fundamentally in a pay-
for-performance orientation for our NEOs, which is aligned with our stated compensation philosophy of providing compensation commensurate with performance.
Base Salary
Base salary payable to our NEOs is intended to provide a fixed component of compensation reflecting the NEO’s skill set, experience, role and responsibilities. Base salaries are reviewed annually, typically in connection with our annual performance review process, and may be adjusted from time to time to realign with market levels after taking into account individual responsibilities, performance and experience. Our Compensation Committee determines market level compensation for base salaries based on our NEOs’ experience in the industry with reference to the base salaries of similarly situated executives in other companies of similar size and stage of development operating in our industry.
With these principles in mind, base salaries are reviewed during the first half of the fiscal year by our Compensation Committee and may be adjusted from time to time based on the results of this review.
The annualized base salaries paid to our NEOs in fiscal year 2024 and fiscal year 2025 are set forth in the chart below.

Named Executive Officer	Fiscal Year 2024 Base Salary ($)	Fiscal Year 2025 Base Salary ($)	Percent Increase
Thomas P. Gallagher ....................................	2,500,000	2,500,000	0%
Lance Emmons .............................................	750,000	790,000	5%
Douglas M. Schafer Jr. .................................	1,900,000	2,100,000 (1)	11%
Barbara J. Comly ..........................................	1,550,000	1,627,500	5%
Shelly Brown ................................................	700,000	728,000	4%
(1)The increase in the base salary of Mr. Schafer took into account the growing number of exchange platforms that were being built and operated under his leadership from the original four fully electronic MIAX Exchanges, to the additional MIAX Futures clearing and trading platforms, BSX platforms and the MIAX Sapphire trading floor.
Base salary increases as shown in the table above became effective on April 1, 2025.
Bonus
Annual Cash Bonuses
On an annual basis, our NEOs are eligible to receive discretionary cash bonuses, determined, in the case of our Chief Executive Officer, in the discretion of the Compensation
Committee, and for each of our other NEOs, by the Compensation Committee in consultation with our Chief Executive Officer. Such discretionary bonuses are determined and paid in recognition of both company and individual performance during the fiscal year. In addition, each of Messrs. Emmons, Schafer and Brown and Ms. Comly is eligible to receive a guaranteed minimum annual bonus in an amount equal to $200,000, $1,000,000, $250,000 and $400,000, respectively.
Special Bonuses
During fiscal year 2025, our NEOs were also eligible to earn other special bonuses in recognition of achievement of certain strategic or corporate milestones, as set forth below.
•IPO bonus. Each of our NEOs was eligible to receive a one-time special bonus in connection with the completion of our IPO (for Mr. Brown, such bonus amount was equal to $650,000, which included $400,000 as provided for by his employment agreement and an additional amount of $250,000 awarded to him in recognition for his extraordinary contribution to the IPO and, for each of the other

NEOs, such bonus amount was equal to $1,000,000). All of the IPO bonuses were paid within 45 days after the effective date of the IPO.
•Special bonus upon launch or acquisition of securities exchange. Each of Mr.
Emmons and Ms. Comly is eligible to receive a special bonus in the amount of
$250,000 upon the acquisition or launch by the Company of a new securities exchange, whether through organic growth or acquisition. Each of Mr. Emmons and Ms. Comly received this special bonus in 2025 in connection with the acquisition of TISEG.
•Other bonus pool. Pursuant to their employment agreements, each of Messrs.
Gallagher and Schafer and Ms. Comly is eligible to participate in a technology bonus pool, and each of Mr. Gallagher and Ms. Comly is eligible to participate in an annual cash bonus pool based on achievement of EBITDA goals, neither of which bonus pools is funded or in effect in fiscal year 2025.
Long-Term Equity-Based Compensation
We believe that equity grants provide our NEOs with a strong link to our long-term performance, create an ownership culture, help to align the interests of our NEOs and our stockholders and enhance executive retention. Our Compensation Committee reviews the equity incentive compensation of our executives and may grant equity incentive awards to them from time to time. The amount and terms of any grant are determined at the discretion of the
Compensation Committee. Additional details on equity awards are set forth in the Fiscal Year
2025 Grants of Plan-Based Awards Table and Outstanding Equity Awards at 2025 Fiscal Year-
End Table below.
We maintain the following stock incentive plans (collectively, the “Prior Stock Incentive
Plans”) under which stock options and restricted stock awards have been granted to our employees and other service providers, including the NEOs and non-employee members of our
Board: (i) the 2008 Stock Incentive Plan (“2008 Plan”), (ii) the 2008 Stock Incentive Plan for
Non-Employee Directors and Members of the Board of Advisors (“2008 Director Plan”), (iii) the
2013 Stock Option and Incentive Plan for Employees and Consultants (“2013 Plan”), (iv) the
2013 Stock Option and Incentive Plan for Non-Employee Directors, Committee Members and
Members of the Board of Advisors (“2013 Director Plan”) and (v) the 2021 Stock Option and
Incentive Plan for Employees and Consultants (“2021 Plan”).
Effective May 16, 2022, our Board adopted the 2022 Equity Incentive Plan (the “2022
Plan” and, together with the Prior Stock Incentive Plans, the “Equity Plans”) and amended each of the Prior Stock Incentive Plans such that all shares of our nonvoting common stock or Series
B preferred stock subject to awards under such Prior Stock Incentive Plans converted into shares of our voting common stock in connection with the IPO. Effective upon the adoption of the 2022
Plan, no further awards may be granted under any of the Prior Stock Incentive Plans.
On June 16, 2025, the Compensation Committee approved long-term equity awards under the 2022 Plan for our NEOs for fiscal year 2025. Such equity awards consisted of stock options (and shares of restricted stock, for Mr. Gallagher and Ms. Comly), which generally vest as follows:
•Incentive Stock Options and Nonqualified Stock Options. One-third of the underlying shares vest on each of first three anniversaries of the date of grant, subject to acceleration of vesting in full upon a Change in Control (as defined in the 2022 Plan and set forth below in the section titled “Potential Payments Upon
Termination or Change in Control - Summary of Defined Terms”) and further subject to the NEO’s continuous service to the Company through each applicable vesting date.
•Restricted Stock. The shares of restricted stock vest on the earlier to occur of the one-year anniversary of the closing of the IPO and a Change in Control, subject to acceleration of vesting in full upon a termination of the NEO’s employment by us without “Cause” or by the NEO for “Good Reason” (each as defined in the appliable employment agreement, as set forth below in the section titled
“Potential Payments Upon Termination or Change in Control - Summary of
Defined Terms”) and further subject to the NEO’s continuous service to the
Company through the applicable vesting date.
The following table displays the number of stock options and shares of restricted stock approved by the Compensation Committee for our NEOs in fiscal year 2025.

Named Executive Officer	Number of Shares Underlying Stock Options Granted	Number of Shares Underlying Restricted Stock Granted
Thomas P. Gallagher(1) ..........	111,250	300,000
Lance Emmons ......................	62,500	-
Douglas M. Schafer Jr. ..........	75,000	-
Barbara J. Comly ...................	75,000	100,000
Shelly Brown .........................	50,000	-
(1)Includes nonqualified stock options and restricted stock held by Gallagher Investments LLC (“Gallagher
Investments”) of which Mr. Gallagher maintains beneficial ownership.
Other Executive Benefits and Perquisites
We provide the following benefits to our executive officers on the same basis as other eligible employees:
•health and welfare benefit plans;
•vacation and sick days;

•life insurance, supplemental life and disability insurance; and
•a 401(k) plan with discretionary matching contributions (50% of eligible contributions up to the first 6% of compensation).
We believe these benefits are generally consistent with those offered by other companies and specifically with those companies with which we compete for employees.
Pursuant to the applicable NEO’s employment agreement, we also provide executive life insurance to each of our NEOs, car allowances to Messrs. Gallagher and Schafer and Ms. Comly, a housing allowance for Mr. Schafer and limited tax gross-ups for Mr. Gallagher and Ms. Comly in the event any of his or her payments or benefits under their respective employment agreements are subject to excise tax under Section 4999 of the Internal Revenue Code. We also provide tax gross-ups to each of our NEOs under our Transaction Incentive Plan (the “TIP”) in the event payments thereunder are subject to excise tax under Section 4999 of the Internal Revenue Code.
Other than the 401(k) plan, we do not provide any qualified or non-qualified retirement or deferred compensation benefits to our employees, including our NEOs. For further details, see the section below titled “Narrative Description to the Fiscal Year 2025 Summary Compensation
Table and the Grants of Plan-Based Awards Table for the 2025 Fiscal Year – Other Benefit
Plans.”
Agreements with Named Executive Officers
We believe that a strong, experienced management team is essential to the best interests of the Company and our stockholders. To achieve our goal of attracting and retaining high-
quality executive talent and to minimize any distraction in connection with a Change in Control, which could be detrimental to the Company and our stockholders, we have entered into employment agreements with each of our NEOs, which provide for severance benefits in connection with a termination of employment. For a description of such employment agreements and our obligations under the employment agreements in the event of a termination of employment or Change in Control, see the sections below titled “Narrative Description to the
Fiscal Year 2025 Summary Compensation Table and the Grants of Plan-Based Awards Table for
the 2025 Fiscal Year - Employment Agreements” and “Potential Payments Upon Termination or
Change in Control - Severance Benefits under Employment Agreements.” In addition, each of our NEOs is also eligible to receive payments in connection with a Change in Control pursuant to the TIP, as described in further detail below in the section titled “Potential Payments upon
Termination or Change in Control - Transaction Incentive Plan.”
Policies and Practices for Granting Certain Equity Awards
In order to ensure consistency in the design of executive compensation, our Board and
Compensation Committee strive to grant all annual equity awards to executive officers, including stock options, in the first half of each year. Our Board and Compensation Committee do not take material non-public information into account when determining the timing and terms of awards and maintain a policy against any timing of disclosure of material non-public information for the purpose of affecting the value of any executive compensation.
Fiscal Year 2025 Summary Compensation Table
The following table sets forth certain information with respect to compensation earned by, awarded to or paid to our NEOs for the fiscal years ended 2025, 2024 and 2023.

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Thomas P. Gallagher
Chairman & Chief Executive Officer	2025	2,500,000	11,000,000(5)	6,720,000	877,134	89,959	21,187,093
	2024	2,500,000	7,850,000	—	—	45,918	10,395,918
	2023	2,500,000	6,950,000	24,110,000	—	53,913	33,613,913
Lance Emmons
Executive Vice President, Chief Financial Officer	2025	780,000	2,694,000	—	492,772	18,200	3,984,972
Douglas M. Schafer Jr.
Executive Vice President and Chief Information Officer	2025	2,075,000	2,560,000	—	591,326	165,609	5,391,935
	2024	1,900,000	1,278,750	3,012,000	680,720	107,521	6,978,991
	2023	1,750,000	1,050,000	—	824,180	110,864	3,735,044
Barbara J. Comly
Executive Vice President, General Counsel and Corporate Secretary	2025	1,608,125	2,810,000	2,240,000	591,326	81,921	7,331,372
	2024	1,525,000	1,475,000	—	704,380	80,432	3,784,812
	2023	1,450,000	1,000,000	11,013,400	824,180	84,673	14,372,253
Shelly Brown
Executive Vice President, Chief Strategy Officer	2025	721,000	1,795,000	—	394,217	35,914	2,946,131
	2024	700,000	895,625	2,172,347	1,050,465	26,570	4,845,007
(1)The amounts reported for 2025 represent (i) an IPO bonus in the amount of $1,000,000 for Messrs. Gallagher,
Emmons and Schafer and Ms. Comly, and $650,000 for Mr. Brown, (ii) for each of Mr. Emmons and Ms.
Comly, a one-time special bonus in the amount of $250,000 in connection with our acquisition of TISEG in
June 2025, (iii) for each of our NEOs, discretionary bonuses based upon company-wide and individual performance and (iv) for each of Messrs. Emmons, Schafer and Brown and Ms. Comly, a guaranteed minimum annual bonus in an amount equal to $200,000, $1,000,000, $250,000 and $400,000, respectively.
(2)The amounts reported represent the grant date fair value of restricted stock awards granted in each applicable fiscal year, as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting
Standard Codification (“ASC”) Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 2
“Summary of Significant Accounting Policies - Share-Based Compensation” in our Notes to Consolidated
Financial Statements included in our Annual Report on Form 10-K for a discussion of the assumptions used in calculating the grant date fair value. For additional information on these awards, please see the Fiscal Year 2025
Grants of Plan-Based Awards Table and Outstanding Equity Awards at 2025 Fiscal Year-End Table below.
(3)The amounts reported represent the grant date fair values of option awards granted in each applicable fiscal year, as computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures).
Please refer to Note 2 “Summary of Significant Accounting Policies - Share-Based Compensation” in our Notes
to Consolidated Financial Statements included in our Annual Report on Form 10-K for a discussion of the assumptions used in calculating the grant date fair value. For additional information on this award, please see the Fiscal Year 2025 Grants of Plan-Based Awards Table and Outstanding Equity Awards at 2025 Fiscal Year-
End Table below.

(4)Amounts in this column are comprised of, for fiscal year 2025, the following:

Name	Year	401(k) Plan Matching Contribution ($)	Executive Life Insurance and Other Health and Welfare Benefits ($)	Car Allowance ($)	Housing Allowance ($)	Total ($)
Thomas P. Gallagher .....	2025	10,500	61,459	18,000	-	89,959
Lance Emmons ..............	2025	10,500	7,700	-	-	18,200
Douglas M. Schafer Jr. ..	2025	10,500	94,905	10,200	50,004	165,609
Barbara J. Comly ...........	2025	3,905	66,016	12,000	-	81,921
Shelly Brown .................	2025	10,500	25,414	-	-	35,914
(5)The discretionary bonus earned by Mr. Gallagher for fiscal year 2025 was determined by the Compensation
Committee based on the Company's overall performance, including financial performance, financing activity, improvements to the Company's balance sheet and capital structure, exchange volumes and market share, acquisition and investment activity, launch of the MIAX Sapphire trading floor, sale of 90% of MIAXdx in a strategic transaction, consummation of initial and secondary public offerings and performance of the Company's stock price.
Fiscal Year 2025 Grants of Plan-Based Awards Table
The following table sets forth certain information with respect to grants of plan-based awards for the fiscal year ended 2025 with respect to our NEOs.

		All Other Stock Awards: Number of Shares of Stock(1)	All Other Option Awards: Number of Securities Underlying Options(2)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(3)
Name	Grant Date	(#)	(#)	($/Sh)	($)
Thomas P. Gallagher	6/16/2025	-	111,250	22.40	877,134
	6/16/2025	300,000	-	-	6,720,000
Lance Emmons	6/16/2025	-	62,500	22.40	492,772
Douglas M. Schafer Jr.	6/16/2025	-	75,000	22.40	591,326
Barbara J. Comly	6/16/2025	-	75,000	22.40	591,326
	6/16/2025	100,000	-	-	2,240,000
Shelly Brown	6/16/2025	-	50,000	22.40	394,217
(1)Amounts in this column represent awards of restricted stock granted to our NEOs in fiscal year 2025.
(2)Amounts in this column represent awards of stock options granted to our NEOs in fiscal year 2025.
(3)Amounts in this column represent the grant date fair value of the restricted stock and/or option awards granted to our NEOs in fiscal year 2025, as computed in accordance with FASB ASC Topic 718.

Narrative Description to the Fiscal Year 2025 Summary Compensation Table and the
Grants of Plan-Based Awards Table for the 2025 Fiscal Year
Employment Agreements
The following is a summary of the material terms of employment agreements between the
Company and each of the NEOs. Each of the NEOs’ employment agreements also provides for certain severance benefits upon a termination of employment by the Company without Cause or by the NEO for Good Reason. See the section titled “Potential Payments Upon Termination or
Change in Control - Severance Benefits under Employment Agreements” below for further details regarding the severance benefits that each NEO is eligible to receive.
Gallagher Employment Agreement
We entered into an employment agreement with Mr. Gallagher, our Chairman and Chief
Executive Officer, originally effective December 1, 2012, which has been amended from time to time and was most recently amended effective as of July 17, 2025 (the “Gallagher Employment
Agreement”). The term of the Gallagher Employment Agreement ends December 31, 2028
(subject to any renewal). The Gallagher Employment Agreement provides Mr. Gallagher with (i)
an annual base salary (currently $2,500,000), (ii) entitlement to bonuses as described above in the section titled “Elements of Compensation - Bonus,” (iii) participation in the TIP (as described below in the Section titled “Potential Payments upon Termination or Change in Control -
Transaction Incentive Plan”), (iv) eligibility for grants of stock options and restricted stock, (v)
25 days of paid vacation per year, (vi) eligibility to participate in our insurance and disability plans or programs, pension plans and other executive benefit plans or programs, (vii) disability insurance for his benefit, paid by us, during the term of his agreement in an amount not less than
60% of his annual base salary and (viii) a monthly car allowance in the amount of $1,500.
Emmons Employment Agreement
We entered into an employment agreement with Mr. Emmons, our Executive Vice
President, Chief Financial Officer, which was most recently amended and restated effective as of
January 1, 2024 (the “Emmons Employment Agreement”). The term of the Emmons
Employment Agreement ends December 31, 2026 (subject to any renewal). The Emmons
Employment Agreement provides Mr. Emmons with (i) an annual base salary (currently
$790,000), (ii) entitlement to bonuses as described above in the section titled “Elements of
Compensation - Bonus,” (iii) participation in the TIP, (iv) 20 days of paid vacation per year and
(v) eligibility to participate in our health, life and disability insurance plans or programs and other executive benefit plans or programs.
Schafer Employment Agreement
We entered into an employment agreement with Mr. Schafer, our Executive Vice
President, Chief Information Officer, which was most recently amended and restated effective as of July 1, 2024 (the “Schafer Employment Agreement”). The term of the Schafer Employment
Agreement ends June 30, 2026 (subject to any renewal). The Schafer Employment Agreement provides Mr. Schafer with the following benefits: (i) an annual base salary (currently
$2,100,000), (ii) entitlement to bonuses as described above in the section titled “Elements of
Compensation - Bonus,” (iii) a monthly housing allowance in the amount of $4,167 for any period in which Mr. Schafer maintains a second residence within a 25-mile radius of our
Princeton office in order to reduce his weekday commute, (iv) participation in the TIP, (v) 25 days of paid vacation per year, (vi) eligibility to participate in our health, life and disability insurance plans or programs and other executive benefits plans or programs and (vii) a monthly car allowance in the amount of $850.
Comly Employment Agreement
We entered into an employment agreement with Ms. Comly, our Executive Vice
President, General Counsel and Corporate Secretary, originally effective December 1, 2012, which has been amended from time to time and was most recently amended effective as of July
17, 2025 (the “Comly Employment Agreement”). The term of the Comly Employment
Agreement ends December 31, 2028 (subject to any renewal). The Comly Employment
Agreement provides Ms. Comly with (i) an annual base salary (currently $1,627,500), (ii)
entitlement to bonuses as described above in the section titled “Elements of Compensation -
Bonus,” (iii) participation in our Transaction Bonus Plan (which became formalized as the TIP),
(iv) 30 days of paid vacation per year, (v) eligibility to participate in our insurance and disability plans or programs, pension plans and other executive benefit plans or programs, (vi) disability insurance for her benefit, paid by us, during the term of her agreement in an amount not less than
60% of her annual base salary and (vii) a monthly car allowance in the amount of $1,000.
Brown Employment Agreement
We entered into an employment agreement with Mr. Brown, our Executive Vice
President, Chief Strategy Officer, which was most recently amended and restated effective as of
January 1, 2024 (the “Brown Employment Agreement”). The term of the Brown Employment
Agreement ends December 31, 2026 (subject to any renewal). The agreement provides Mr.
Brown with (i) an annual base salary (currently $728,000), (ii) entitlement to bonuses as described above in the section titled “Elements of Compensation - Bonus,” (iii) participation in the TIP, (iv) 25 days of paid vacation per year, (v) eligibility to participate in our health, life and disability insurance plans or programs and other executive benefits plans or programs and (vi) a stock option award and a restricted stock award granted under the 2022 Plan, which are reflected in the Outstanding Equity Awards at 2025 Fiscal Year-End Table with respect to Mr. Brown.
Restrictive Covenants
Each of our NEOs has also entered into a Confidentiality, Intellectual Property Rights
Assignment and Non-Competition Agreement, which provides a perpetual confidentiality covenant and non-competition and non-solicitation covenants during employment and for 12 months thereafter.

Bonus
Please see “Elements of Compensation - Bonus” for a summary of our cash incentive program.
Life Insurance Coverage
Pursuant to the terms of the NEOs’ employment agreements, the Company obtains life insurance policies (which includes coverage provided to all employees of the Company in an amount up to one times the employee’s base salary, capped at $750,000), at commercially reasonable rates, and will fund the difference between the amounts covered by the applicable policies and amounts provided under the NEOs’ employment agreements, and the Company has obtained additional coverage for Mr. Gallagher in excess of the amount provided for in his agreement (the “Life Insurance Coverage”). Such amounts are reported in the section below titled “Potential Payments upon Termination or Change in Control.” The cost of coverage for the life insurance policies of the NEOs in excess of the coverage provided to all of our employees is reported in the “All Other Compensation” column of the Fiscal Year 2025 Summary
Compensation Table above.
Equity Incentive Awards
Please see “Elements of Compensation - Long-Term Equity Based Compensation” for a
summary of the material terms, including vesting conditions, of the equity awards granted to our
NEOs.
Other Benefit Plans
Retirement Plan
Our NEOs are eligible to participate in our 401(k) plan on the same basis as our other eligible employees. We currently make discretionary matching contributions into the 401(k) plan on behalf of our participants, matching 50% of eligible contributions up to the first 6% of compensation. Other than the 401(k) plan, we do not provide any qualified or non-qualified retirement or deferred compensation benefits to our employees, including our NEOs.
Health and Welfare Plans
Our NEOs are eligible to participate in our health and welfare benefit plans, including our medical, dental, vision, disability and life insurance plans, on the same basis as our other eligible employees as well as supplemental life and disability insurance as disclosed in the Fiscal Year
2025 Summary Compensation Table above. We subsidize a portion of the cost of such coverages; the amount varies depending on the coverage elected.
Outstanding Equity Awards at 2025 Fiscal Year-End Table
The following table sets forth certain information with respect to outstanding equity awards held by our NEOs as of December 31, 2025.

	Option Awards					Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) Exercisable(1)	Number of securities underlying unexercised options (#) Unexercisable (1)	Option exercise price ($)(2)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market values of shares or units of stock that have not vested ($)(3)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(3)
Thomas P. Gallagher(4)
	8/3/2016	375,000		12.00	8/2/2026
	5/29/2018	300,000		12.00	5/28/2028
	8/1/2019	250,000		12.00	7/31/2029
	1/28/2021	300,000		15.22	1/27/2031
	9/10/2021	375,000		16.14	9/9/2031
	6/16/2025		111,250	22.40	6/15/2035
						441,666	(5)	19,601,137

Lance Emmons
	3/6/2020	102,779		13.50	3/5/2030
	12/1/2020	125,000		15.22	11/30/2030
	9/10/2021	68,804		16.14	9/9/2031
	3/29/2023	111,627	58,333	19.84	3/28/2033
	6/10/2024	33,334	66,666	20.08	6/9/2034
	6/16/2025		62,500	22.40	6/15/2035
						16,666	(6)	739,637

Douglas M. Schafer, Jr.
	8/3/2016	150,000		12.00	8/2/2026
	5/18/2018	150,000		12.00	5/17/2028
	8/1/2019	200,000		12.00	7/31/2029
	1/28/2021	150,000		15.22	1/27/2031
	9/10/2021	150,000		16.14	9/9/2031
	3/29/2023	83,334	41,666	19.84	3/28/2033
	6/10/2024	100,000		20.08	6/9/2034
	6/16/2025		75,000	22.40	6/15/2035
						400,000	(7)	17,752,000
Barbara Comly
	8/3/2016	150,000		12.00	8/2/2026
	5/29/2018	150,000		12.00	5/28/2028
	8/1/2019	150,000		12.00	7/31/2029
	1/28/2021	150,000		15.22	1/27/2031
	9/10/2021	150,000		16.14	9/9/2031
	3/29/2023	83,334	41,666	19.84	3/28/2033
	6/10/2024	33,334	66,666	20.08	6/9/2034
	6/16/2025		75,000	22.40	6/15/2035

						103,333	(8)	4,585,919
Shelly Brown
	8/3/2016	65,334		12.00	8/2/2026
	10/13/2017	41,667		12.00	10/12/2027
	5/18/2018	91,667		12.00	5/17/2028
	8/1/2019	150,000		12.00	7/31/2029
	12/1/2020	150,000		15.22	11/30/2030
	9/10/2021	24,999		16.14	9/9/2031
	3/10/2022	49,999		25.78	3/9/2032
	3/29/2023	33,333	16,666	19.84	3/28/2033
	2/16/2024(9)	50,000	25,000	20.00	2/15/2034
	6/16/2025		50,000	22.40	6/15/2035
						95,833	(10)	4,253,069
(1)Represents stock options granted under the Prior Stock Incentive Plans and the 2022 Plan. Stock options granted prior to January 1, 2021 were granted under the 2013 Plan, stock options granted on or after January 1, 2021 through May 16, 2022 were granted under the 2021 Plan, and stock options granted after May 16, 2022 were granted under the 2022 Plan. For additional information on these plans, please see “Elements of Compensation -
Long-Term Equity Based Compensation.” Stock options granted under the Prior Stock Incentive Plans are now fully vested. Except as otherwise noted, stock options granted under the 2022 Plan that were unvested as of
December 31, 2025 vest annually in substantially equal installments over a three-year period commencing on the first anniversary of the grant date or, if earlier, upon a Change in Control, subject to the NEO’s continuous service to the Company through the applicable vesting date. The treatment of these awards upon certain employment terminations and change in control events is described in the section below titled “Potential
Payments Upon Termination or Change in Control - Treatment of Equity Awards under the Equity Plans and the NEOs’ Award Agreements.”
(2)The option exercise prices set forth in this column represent the fair market value of a share of our common stock on the date of grant, as determined by our Compensation Committee.
(3)The amounts set forth in this column represent the fair market value of the shares of our common stock that were unvested as of December 31, 2025, calculated based on the closing price of our common stock of $44.38 per share as of December 31, 2025.
(4)Includes nonqualified stock options and restricted stock held by Gallagher Investments of which Mr. Gallagher maintains beneficial ownership.
(5)Represents the following grants of shares of restricted stock:
•100,000 shares of restricted stock granted on August 1, 2019, which shares vest in full upon the expiration of the IPO lock-up agreement, 180 days following effectiveness of the IPO registration statement, which period had not expired as of December 31, 2025.
•125,000 shares of restricted stock granted on March 29, 2023 of which 41,666 shares remain unvested but are scheduled to vest on the third anniversary of the date of grant, subject to acceleration of vesting in full upon a Change in Control and further subject to the NEO’s continuous service to the Company through the applicable vesting date.
•300,000 shares of restricted stock granted on June 16, 2025 scheduled to vest on the earlier to occur of the one-year anniversary of the closing of the IPO and a Change in Control, subject to acceleration of vesting in full upon a termination of the NEO’s employment without Cause or for Good Reason and further subject to the NEO’s continuous service to the Company through the applicable vesting date.
(6)Represents 50,000 shares of restricted stock granted on March 29, 2023, of which 16,666 shares remain unvested but are scheduled to vest on the third anniversary of the date of grant, subject to acceleration of vesting in full upon a Change in Control and further subject to the NEO’s continuous service to the Company through the applicable vesting date.

(7)Represents the following grants of shares of restricted stock:
•250,000 shares of restricted stock granted on August 1, 2019, which shares vest in full upon the expiration of the IPO lock-up agreement, 180 days following effectiveness of the IPO registration statement, which period had not expired as of December 31, 2025.
•150,000 shares of restricted stock granted on June 10, 2024, 50% of such shares vest on the six-month anniversary of our consummation of the IPO and the remaining 50% vest on the second anniversary of the date of grant, subject to acceleration of vesting in full upon a Change in Control or termination of the
NEO’s employment without Cause or for Good Reason and further subject to the NEO’s continuous service to the Company through the applicable vesting date.
(8)Represents the following grants of shares of restricted stock:
•10,000 shares of restricted stock granted on March 29, 2023, of which 3,333 shares remain unvested but are scheduled to vest on the third anniversary of the date of grant, subject to acceleration of vesting in full upon a Change in Control and further subject to the NEO’s continuous service to the Company through the applicable vesting date.
•100,000 shares of restricted stock granted on June 16, 2025 scheduled to vest on the earlier to occur of the one-year anniversary of the closing of the IPO and a Change in Control, subject to acceleration of vesting in full upon a termination of the NEO’s employment without Cause or for Good Reason and further subject to the NEO’s continuous service to the Company through the applicable vesting date.
(9)Represents 75,000 stock options granted on February 16, 2024, of which 25,000 unvested stock options will vest on December 31, 2026, subject to acceleration of vesting in full upon a Change in Control and further subject to the NEO’s continuous service to the Company through the applicable vesting date.
(10)Represents the following grants of shares of restricted stock:
•12,500 shares of restricted stock granted on March 29, 2023 of which 4,166 shares remain unvested but are scheduled to vest on the third anniversary of the date of grant, subject to acceleration of vesting in full upon a Change in Control and further subject to the NEO’s continuous service to the Company through the applicable vesting date.
•37,500 shares of restricted stock granted on September 10, 2023, which shares will vest in full on the third anniversary of the date of grant, subject to acceleration of vesting in full upon a Change in Control and further subject to the NEO’s continuous service to the Company through the applicable vesting date.
•37,500 shares of restricted stock granted on February 16, 2024, 50% of such shares vest on the six-month anniversary of our consummation of the IPO and the remaining 50% vest on the second anniversary of the date of grant, subject to acceleration of vesting in full upon a Change in Control or termination of the
NEO’s employment without Cause or for Good Reason and further subject to the NEO’s continuous service to the Company through the applicable vesting date.
•16,667 shares of restricted stock granted on June 10, 2024, 50% of such shares vest on the six-month anniversary of our consummation of the IPO and the remaining 50% vest on the second anniversary of the date of grant, subject to acceleration of vesting in full upon a Change in Control or termination of the
NEO’s employment without Cause or for Good Reason and further subject to the NEO’s continuous service to the Company through the applicable vesting date.

Option Exercises and Stock Vested in the 2025 Fiscal Year
The following table sets forth certain information with respect to the vesting of stock awards and/or the exercise of stock options during the fiscal year ended 2025 with respect to our
NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Thomas P. Gallagher ................	—	—	1,711,349	39,320,726
Lance Emmons .........................	33,456	950,688	50,000	1,117,000
Douglas M. Schafer, Jr. ............	—	—	50,000	1,150,000
Barbara J. Comly .....................	—	—	643,849	14,796,087
Shelly Brown ...........................	33,332	1,045,292	98,167	2,760,426
(1)The value realized upon exercise is calculated as the difference between the market price of the underlying stock at the time of exercise and the exercise price, multiplied by the number of options exercised.
(2)The value realized upon vesting is calculated by multiplying the number of shares shown in the table by the market value of the shares on the vesting date.
Potential Payments Upon Termination or Change in Control
Severance Benefits under Employment Agreements
In the event of a termination of employment by us without Cause or by the NEO for
Good Reason (summaries of such definitions provided below), our NEOs are entitled to the following severance benefits, besides accrued benefits and business expense reimbursements:
•Mr. Gallagher and Ms. Comly: Each of Mr. Gallagher and Ms. Comly is entitled to (i) continued base salary through the earlier of the end of the employment term or February of the year following the year of termination, and on March 1 of the year following the year of termination, the NEO will receive a lump-sum payment equal to the remaining base salary that would have been payable through the end of the employment term (reduced by salary continuation payments already made), plus any accrued but unpaid cash bonuses and any discretionary bonus and (ii)
continued health care coverage fully subsidized by the Company for up to 12 months following termination, or, if shorter through the remainder of the employment term, with the cost of coverage provided on at least a monthly basis.
•Messrs. Emmons, Schafer and Brown: Each of Messrs. Emmons, Schafer and
Brown is entitled to (i) continued base salary through the end of the employment term; (ii) within 30 days following termination, a lump-sum payment equal to the minimum annual bonus that would have been payable for the remainder of the employment term and (iii) continued health care coverage, with the Company portion paid by the Company, for up to 12 months following termination, or, if shorter through the remainder of the employment term. The entitlement to severance payments is subject to the NEO’s execution and non-revocation of a release of claims in favor of us and continuing compliance with their restrictive covenants.
In the event of a termination of employment by us without Cause or by the NEO for
Good Reason that occurs within the six months preceding or two years following a Change in
Control (the “Change in Control Period”) (for Ms. Comly, a “Corporate Transaction” as defined in the 2013 Plan and summarized below), our NEOs are entitled to the following enhanced severance benefits, besides accrued benefits and business expense reimbursements:
•Mr. Gallagher and Ms. Comly: Each of Mr. Gallagher and Ms. Comly is entitled to, within 30 days following termination, a lump-sum payment equal to the base salary and bonuses that would have been payable through the remainder of the employment term or, if greater, over the 24-month period following termination.
In addition, each of Mr. Gallagher and Ms. Comly is entitled to a tax gross-up payment if any of his or her payments or benefits are subject to an excise tax under Section 4999 of the Internal Revenue Code, but such tax gross-up payment is capped at an amount equal to his or her base salary paid to him or her for the year prior to the year of termination.
•Messrs. Emmons, Schafer and Brown: Each of Messrs. Emmons, Schafer and
Brown is entitled to the severance benefits described above, except that for the purposes of determining the duration of the severance period, the date on which the employment term would have expired will be deemed to be the longer of (x)
the end date of his employment term and (y) the second anniversary of the date of such termination. The entitlement to severance payments is subject to the NEO’s execution and non-revocation of a release of claims in favor of us and continuing compliance with their restrictive covenants. Each of the Emmons Employment
Agreement, the Schafer Employment Agreement and the Brown Employment
Agreement provides for a “best-net” cutback in the event any payment to which the NEO is entitled thereunder constitutes a “parachute payment” under Section
280G of the Internal Revenue Code.
Summary of Defined Terms
For ease of reference, the following section summarizes key terms used throughout this
Compensation Discussion and Analysis. The definitive definitions are contained in the respective plan documents and agreements incorporated by reference herein from our prior SEC filings.
“Cause” means (i) for Messrs. Emmons, Schafer and Brown, failure to follow any reasonable directive, policy or instruction of the Chief Executive Officer or our Board with respect to matters of the Company or its subsidiaries, or the Board of Directors of the MIAX
Exchanges with respect to MIAX Exchanges matters, as applicable or, for Mr. Gallagher and Ms.

Comly, willful failure by the NEO to follow any lawful and reasonable written directive, policy or instruction of the Chief Executive Officer or the Board; (ii) a material breach by the NEO of the terms of such NEO’s employment agreement; (iii) willful misconduct or gross negligence in the performance by the NEO of his or her duties; (iv) dishonesty by the NEO with respect to the
Company and its subsidiaries that has a material injurious effect on the Company or with respect to Messrs. Emmons, Schafer and Brown any of its subsidiaries, (v) the NEO’s conviction, or plea of guilty or no contest to, any crime involving deception, fraud or moral turpitude (for Mr.
Gallagher and Ms. Comly, that has a material injurious effect on the Company), or (vi) for
Messrs. Emmons, Schafer and Brown, a violation of the federal securities, commodities futures or other applicable laws.
“Good Reason” means (i) material diminution of the NEO’s authority, duties and responsibilities, which change would cause the NEO’s position to become one of (for Messrs.
Emmons, Schafer and Brown, materially) less responsibility, importance and scope, (ii) material reduction of the NEO’s base salary, as it may be increased from time to time, (iii) certain adverse changes in the geographic location at which the NEO must perform his or her services; or (iv)
any other action or inaction that constitutes a material breach by the Company of such NEO’s employment agreement.
Under the 2013 Plan and 2021 Plan, “Corporate Transaction” means: (a) a sale of all or substantially all of the Company’s assets, or (b) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (c) the direct or indirect acquisition by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company, or (d) a change in the effective control of the
Company which occurs on the date that a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.
Under the 2022 Plan, “Change in Control” means and includes each of the following:
(a) any person becoming the beneficial owner, directly or indirectly, of securities of the
Company representing more than 50% of the combined voting power of the Company’s then outstanding securities, excluding for purposes herein, acquisitions pursuant to a Business
Combination (as defined below) that does not constitute a Change in Control;
(b) a merger, reorganization, or consolidation of the Company or in which equity securities of the Company are issued (each, a “Business Combination”), other than a merger, reorganization, or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of the Company or such surviving entity (or, as applicable, a direct or indirect parent of the Company or such surviving entity) outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control;
(c) during the period of two consecutive years, individuals who, at the beginning of such period, constitute the Board, together with any new director(s) (other than a director (i)
designated by a person who has entered into an agreement with the Company to effect a transaction described in the 2022 Plan or (ii) whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(d) stockholder approval of a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the
Company’s assets other than the sale or disposition of all or substantially all of the assets of the
Company to a person or persons who beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding voting securities of the Company at the time of the sale.
Treatment of Equity Awards under the Equity Plans and the NEOs’ Award Agreements
The award agreements for the NEOs under the Equity Plans provide the following treatment of equity awards in the event of termination of employment without Cause or for Good
Reason, as applicable, or due to the NEO’s death or disability or in connection with certain corporate events:
•Termination without Cause or for Good Reason:
•Pursuant to the NEOs’ award agreements for awards granted under the 2013 Plan and 2021 Plan, in the event the NEO’s service is terminated without Cause by the
Company (or by the NEO for Good Reason, as applicable), unvested stock options will accelerate and become fully exercisable.
•Pursuant to the NEOs’ award agreements for awards granted under the 2022 Plan, in the event the NEO’s service is terminated by the Company without Cause or by the NEO for Good Reason, pursuant to the NEO’s applicable award agreements,
(i) unvested stock options will terminate and expire and (ii) for restricted stock granted to Messrs. Gallagher, Schafer and Brown and Ms. Comly in 2024 and
2025, unvested restricted stock will accelerate and vest in full.
•Termination due to death or disability: Pursuant to the NEOs’ award agreements under the Equity Plans, in the event of the NEO’s termination of service due to death or disability, unvested stock options and unvested restricted stock will be immediately forfeited and will not accelerate.
•Upon a Change in Control (or a Corporate Transaction): Pursuant to the NEOs’
award agreements under the Equity Plans, in the event of a Change in Control (or a Corporate Transaction, as applicable), (i) unvested stock options will accelerate and become fully exercisable and (ii) unvested restricted stock will accelerate and vest in full, except for awards of restricted stock granted to Messrs. Gallagher and
Schafer on August 1, 2019.
Transaction Incentive Plan
Our Board adopted the TIP on May 16, 2022, which provides participants with a cash incentive payment based on their allocation of a bonus pool in the event of a “Change in
Control” (as defined in the TIP and summarized below and referenced herein as the “TIP Change in Control”), provided that such participant either: (i) has not incurred a termination of service as of the day immediately prior to the TIP Change in Control, or (ii) has been terminated without
Cause or due to death or disability, in either case, within 75 days prior to the TIP Change in
Control. Amounts payable under the TIP must be paid in a lump sum within 30 days of the TIP
Change in Control. The TIP may be administered by the Compensation Committee, our Board, or their delegates, subject to applicable laws, and the administrator of the TIP may make payment under the TIP contingent upon the execution of a release of claims in our favor. The bonus pool that our NEOs may participate in is based on the Transaction Proceeds and
Transaction Enterprise Value (both as defined in the TIP) as follows:

Total Enterprise Value (in billions)	Bonus Pool
Less than $3.5	None
$3.5 but not $4	1% of Transaction Proceeds
$4 but not $4.5	1.5% of Transaction Proceeds
$4.5 but not $5	2.0% of Transaction Proceeds
$5 but not $5.5	2.5% of Transaction Proceeds
$5.5 but not $6	3% of Transaction Proceeds
$6 +	3.5% of Transaction Proceeds
Our NEOs are eligible to participate in such bonus pool with the following pool allocations: 24% for Mr. Gallagher, 18% for Mr. Schafer and Ms. Comly, 14% for Mr. Emmons
and 10% for Mr. Brown, in each case, as set forth in their respective TIP Award Agreement. In addition, they are entitled to a tax gross-up payment if any of the payments under the TIP are subject to the excise tax under Section 4999 of the Internal Revenue Code.
“TIP Change in Control” means (i) the acquisition, directly or indirectly, by any person or group of beneficial ownership in the Company representing more than 50% of the total combined voting power of all outstanding interests of the Company; (ii) a merger, consolidation, or other similar transaction involving the Company, except for a transaction in which the holders of the outstanding voting interests of the Company immediately prior to the merger,

consolidation, or other transaction hold, in the aggregate, securities possessing more than 50% of the total combined voting power of all outstanding voting securities of the surviving entity after such transaction; or (iii) a sale or other disposition of all or substantially all of the assets of the
Company.
The following table provides information regarding potential payments to our NEOs as of
December 31, 2025 in connection with certain termination or change in control events.

Benefits and Payments upon Termination(1)	Termination Due to Death ($)(2)	Termination Due to Disability ($) (3)	Termination by the Company without Cause or by the NEO for Good Reason ($)	Change in Control ($)	Termination by the Company without Cause or by the NEO for Good Reason during the Change in Control Period ($)
Thomas P. Gallagher
Cash Payments(4) ........................	6,700,000	4,500,000(A)	17,500,000(B)	-	37,500,000(C)
Accelerated Vesting of Equity Awards(5) ....................................	-	-	13,314,000(D)	17,608,412(E)	13,314,000(D)
COBRA Payments(6) ..................	-	-	28,307	-	-
TIP Payments and Related Tax Gross-Up(7) .................................	-	-	-	15,535,083	24,151,135
Limited Tax Gross Up ................	-	-	-	-	2,500,000
Lance Emmons
Cash Payments(4) ........................	1,750,000	3,400,000	990,000(F)	-	1,980,000(G)
Accelerated Vesting of Equity Awards(5) ....................................	-	-	-	5,164,863(H)	-
COBRA Payments(6) ..................	-	-	26,806	-	26,806
TIP Payments and Related Tax Gross-Up(7) .................................	-	-	-	14,179,980	14,339,660
Douglas M. Schafer, Jr.
Cash Payments(4) ........................	12,250,000	600,000	1,550,000(I)	-	6,200,000(J)
Accelerated Vesting of Equity Awards(5) ....................................	-	-	6,657,000(K)	9,327,984(L)	6,657,000(K)
COBRA Payments(4) ..................	-	-	9,742	-	19,483
TIP Payments and Related Tax Gross-Up(7) .................................	-	-	-	16,159,063	16,720,692
Barbara J. Comly
Cash Payments(4) ........................	3,750,000	2,929,500(M)	6,442,500(N)	-	9,562,500(O)
Accelerated Vesting of Equity Awards(5) ....................................	-	-	4,438,000(P)	8,876,886(Q)	4,438,000(P)
COBRA Payments(6) ..................	-	-	28,307	-	-
TIP Payments and Related Tax Gross-Up(7) .................................	-	-	-	17,731,698	18,464,883
Limited Tax Gross Up ................	-	-	-	566,322	1,627,500
Shelly Brown
Cash Payments(4) ........................	1,728,000	555,000	978,000(R)	-	1,956,000(S)
Accelerated Vesting of Equity Awards(5) ....................................	-	-	2,403,931(T)	6,370,552(U)	2,403,931(T)
COBRA Payments(6) ..................	-	-	8,952	-	8,952
TIP Payments and Related Tax Gross-Up(7) .................................	-	-	-	9,429,368	9,724,079
(1)Information in this table assumes a termination date of December 31, 2025 and a price per share of our common stock of $44.38 (the closing price of our common stock on December 31, 2025).
(2)Represents cash payments payable on death pursuant to the applicable Life Insurance Coverage.
(3)Represents cash payments payable to the NEOs pursuant to disability insurance paid by us.
(4)Represents the aggregate cash payments payable to the applicable NEO (calculated based on the base salary in effect as of December 31, 2025) in accordance with the terms of the applicable employment agreement.

(5)Represents the aggregate value of the applicable NEO’s accelerated equity awards payable to the NEO in accordance with the terms of the applicable Equity Plan and the NEO’s award agreement.
(6)Represents the aggregate COBRA payments payable to the applicable NEO in accordance with the terms of the applicable employment agreement.
(7)Represents payments under the TIP, including any tax gross-up payment to the extent any payments under the
TIP are subject to the excise tax under Section 4999 of the Internal Revenue Code. Amounts under the TIP become payable upon the occurrence of a TIP Change in Control, provided that the NEO either: (i) has not incurred a termination of service as of the day immediately prior to the TIP Change in Control, or (ii) has been terminated without Cause or due to death or disability, in either case, within 75 days prior to the TIP Change in
Control. Amounts calculated under the TIP assumed a “total enterprise value” of approximately $4.49B and
“transaction proceeds” of approximately $64.7M.
(A)Pursuant to his employment agreement, during the employment term, Mr. Gallagher is entitled to disability insurance for his benefit paid by us in an amount not less than 60% of his base salary. The Company maintains long-term disability insurance and a supplemental executive disability policy and will provide supplemental benefits, if necessary, so that the total disability benefit equals 60% of base salary. The Company will provide this benefit for the longer of two years following the occurrence of disability or through the end of the employment term. Assuming a disability date of December 31, 2025, the amount shown reflects payments through December 31, 2028.
(B)Represents the sum of current base salary through the end of the employment term, all accrued but unpaid cash bonuses and any discretionary bonus. As of December 31, 2025, there were no accrued but unpaid cash bonuses, and, for purposes of this disclosure, the discretionary bonus component is based on the actual bonus amount earned by the NEO for fiscal year 2025 (excluding any IPO or special bonus).
(C)Represents the sum of current base salary and bonuses that would have been payable through the end of the employment term and any accrued but unpaid cash bonuses. As of December 31, 2025, there were no accrued but unpaid cash bonuses, and, for purposes of this disclosure, the bonus component is based on the actual bonus amount earned by the NEO for fiscal year 2025 (excluding any IPO or special bonus).
(D)Represents the aggregate value of 300,000 shares of restricted stock granted on June 16, 2025 that vest in full under such circumstance.
(E)Represents the aggregate value of 300,000 shares of restricted stock granted on June 16, 2025, 41,666 shares of restricted stock granted on March 29, 2023 and 111,250 stock options granted on June 16, 2025 with a per share exercise price of $22.40 that, in each case, vest in full under such circumstance.
(F)Represents the sum of current base salary and minimum annual bonus through the end of the employment term.
(G)Represents the sum of current base salary and minimum annual bonus through the second anniversary of the termination date.
(H)Represents the aggregate value of 16,666 shares of restricted stock granted on March 29, 2023, 58,333 stock options granted on March 29, 2023 with a per share exercise price of $19.84, 66,666 stock options granted on
June 10, 2024 with a per share exercise price of $20.08 and 62,500 stock options granted on June 16, 2025 with a per share exercise price of $22.40 that, in each case, vest in full under such circumstance.
(I)Represents the sum of current base salary and minimum annual bonus through the end of the employment term.
(J)Represents the sum of current base salary and minimum annual bonus through the second anniversary of the termination date.
(K)Represents the aggregate value of 150,000 shares of restricted stock granted on June 10, 2024 that vest in full under such circumstance.
(L)Represents the aggregate value of 150,000 shares of restricted stock granted on June 10, 2024, 41,666 stock options granted on March 29, 2023 with a per share exercise price of $19.84 and 75,000 stock options granted on June 16, 2025 with a per share exercise price of $22.40 that, in each case, vest in full under such circumstance.

(M)Pursuant to her employment agreement, during the employment term, Ms. Comly is entitled to disability insurance for her benefit paid by us in an amount not less than 60% of her base salary. The Company maintains long-term disability insurance and a supplemental executive disability policy and will provide supplemental benefits, if necessary, so that the total disability benefit equals 60% of base salary. The Company will provide this benefit for the longer of two years following the occurrence of disability or through the end of the employment term. Assuming a disability date of December 31, 2025, the amount shown reflects payments through December 31, 2028.
(N)Represents the sum of current base salary through the end of the employment term, all accrued but unpaid cash bonuses and any discretionary bonus. As of December 31, 2025, there were no accrued but unpaid cash bonuses, and, for purposes of this disclosure, the discretionary bonus component is based on the actual bonus amount earned by the NEO for fiscal year 2025 (excluding any IPO or special bonus).
(O)Represents the sum of current base salary and bonuses that would have been payable through the end of the employment term and any accrued but unpaid cash bonuses. As of December 31, 2025, there were no accrued but unpaid cash bonuses, and, for purposes of this disclosure, the bonus component is based on the actual bonus amount earned by the NEO for fiscal year 2025 (excluding any IPO or special bonus).
(P)Represents the aggregate value of 100,000 shares of restricted stock granted on June 16, 2025 that vest in full under such circumstance.
(Q)Represents the aggregate value of 3,333 shares of restricted stock granted on March 29, 2023, 100,000 shares of restricted stock granted on June 16, 2025, 41,666 stock options granted on March 29, 2023 with a per share exercise price of $19.84, 66,666 stock options granted on June 10, 2024 with a per share exercise price of
$20.08 and 75,000 stock options granted on June 16, 2025 with a per share exercise price of $22.40 that, in each case, vest in full under such circumstance.
(R)Represents the sum of current base salary and minimum annual bonus through the end of the employment term.
(S)Represents the sum of current base salary and minimum annual bonus through the second anniversary of the termination date.
(T)Represents the aggregate value of 37,500 shares of restricted stock granted on February 16, 2024 and 16,667 shares of restricted stock granted on June 10, 2024 that, in each case, vest in full under such circumstance.
(U)Represents the aggregate value of 4,166 shares of restricted stock granted on March 29, 2023, 37,500 shares of restricted stock granted on September 10, 2023, 37,500 shares of restricted stock granted on February 16, 2024,
16,667 shares of restricted stock granted on June 10, 2024, 33,333 stock options granted on March 29, 2023 with a per share exercise price of $19.84, 25,000 stock options granted on February 16, 2024 with a per share exercise price of $20.00 and 50,000 stock options granted on June 16, 2025 with a per share exercise price of
$22.40 that, in each case, vest in full under such circumstance.

DIRECTOR COMPENSATION
Director Compensation Overview
In addition to service on our Board and the Committees, our directors may serve on the boards and applicable committees of the MIAX Exchanges or our other subsidiaries.
Compensation for services provided to each of such boards during 2025 is set forth below.
Commencing as of January 1, 2026, our Board changed the compensation provided to our directors for services on our Board and committees, to consist of a $90,000 cash retainer and
$200,000 in value of restricted stock units, plus additional cash retainers for service on our
Committees. Our Board also plans to reconsider the compensation payable to directors for service on the boards and committees of the MIAX Exchanges and our other subsidiaries during
2026.
Service on our Board and its Committees during 2025

Description	Amount
Annual Cash Retainer	$50,000
Annual Additional Cash Retainer for Returning Directors	$20,000
Additional Cash Retainer for Chair of a Committee	$20,000 for the chair of each of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Risk Committee
Additional Cash Retainer for Non-Chair Committee Members
$10,000 for each of the Audit Committee, Compensation
Committee, Nominating and Corporate Governance Committee
and Risk Committee; and $7,500 for our legislative advisory
committee (the “Legislative Advisory Committee”) (disbanded
prior to the IPO)

Service on the MIAX Exchanges and other Company Subsidiary Boards and their Committees during 2025
The MIAX Exchanges refer to MIAX Options, MIAX Pearl, MIAX Emerald and MIAX
Sapphire, and the Company's other compensated subsidiary boards refer to BSX, Dorman
Trading, LLC (“Dorman Trading”), MIAX Futures, MIAXdx and TISEG.

Description	Amount
Annual Cash Retainer(1)	$50,000 for each of the MIAX Exchanges, MIAX Futures and MIAXdx £40,000 for TISEG
Annual Additional Retainer for Returning Directors(1)	$20,000 for each of the MIAX Exchanges
Additional Cash Retainer for Lead Director(1)	$30,000 for each of the MIAX Exchanges
Annual Equity Grant for Service on Certain Subsidiary Boards(2)
(i) BSX: stock options with a grant date fair value of $60,000
(ii) Dorman Trading: stock options with a grant date fair value of $30,000
(iii) MIAX Futures: stock options with a grant date fair value of
$30,000
(iv) MIAXdx: stock options with a grant date fair value of
$30,000

Additional Cash Retainer for Committee Service on a MIAX Exchange(1)
Chair: $20,000 for each of Audit Committee, Compensation
Committee, Regulatory Oversight Committee and Risk
Management Committee; $15,000 for each of Business
Conduct Committee, Nominating Committee and Technology
Committee; $10,000 for Appeals Committee; and $5,000 for
Quality of Markets Committee
Non-Chair Committee Member: $5,000 for each of Appeals
Committee and Quality of Markets Committee and $10,000 for
service as a member on any other Committees
Additional Fee: ranging from $5,000 to $10,000 for service
upon certain Committees as Chair or Member

Additional Cash Fee per Certain MIAX Futures Committee Meetings Attended	$500 per MIAX Futures Regulatory Oversight Committee or Risk Committee meeting attended
(1)Members who served in the same capacity for more than one of the MIAX Exchanges (or MIAXdx) or committee were paid the full rate for their service on the first MIAX Exchange (or MIAXdx) or committee and 50% of the full rate for their service in such capacity on each additional MIAX Exchange (or MIAXdx)
or committee.
(2)These awards were granted under the 2022 Plan, with the grant date fair value computed in accordance with
FASB ASC Topic 718. The stock options granted on or before June 30, 2025 generally vested as to 50% on
June 30, 2025 and as to 25% on each of September 30, 2025 and December 31, 2025.

Director Compensation Table
The following table sets forth information concerning the compensation awarded to, earned by or paid to directors who served on our Board in fiscal year 2025 who met eligibility criteria to be compensated by the Company for such services (“Compensated Directors”). In fiscal year 2025, each of Messrs. Gallagher and Schafer received no additional compensation for his service on the Board. The compensation received by each of Messrs. Gallagher and Schafer as an employee is presented in the Fiscal Year 2025 Summary Compensation Table above.

Name(1)	Fees earned or paid in cash ($)(2)	Option awards ($)(3)	All other compensation ($)(4)	Total ($)
Directors as of December 31, 2025
David Brown(5)	114,167	60,000	—	174,167
Kurt Eckert(6)	330,437	120,000	—	450,437
Kenneth Lozier(7)	221,500	60,000	—	281,500
Lisa Moore(8)	145,000	30,000	—	175,000
Mark F. Raymond(9)	90,000	—	—	90,000
Cynthia Schwarzkopf(10)	262,083	60,000	—	322,083
Paul V. Stahlin(11)	100,000	—	—	100,000
J. Gray Teekell(12)	164,167	—	—	164,167
Former Directors in 2025
Michael P. Ameen(13)	166,667	—	100,000	266,667
Albert M. Barro, Jr.(14)	40,833	—	100,000	140,833
William W. Hopkins(14)	40,833	—	100,000	140,833
Thomas J. Kelly, Jr.(15)	41,667	—	100,000	141,667
Jamil Nazarali(16)	16,667	—	—	16,667
Robert D. Prunetti(17)	377,292	120,000	100,000	597,292
Abdulwahab Ahmad Al-Nakib	—	—	100,000	100,000
Barry J. Belmont	—	—	100,000	100,000
Ricardo Blach	—	—	100,000	100,000
Christopher D. Brady	—	—	100,000	100,000
Khaled Magdy El-Marsafy	—	—	100,000	100,000
William J. O’Brien III	—	—	100,000	100,000
Jassem Hassan Zainal	—	—	100,000	100,000
(1)None of Talal Jassim Al-Bahar, Lee Becker, John Beckelman, Paul Kotos, Mark I. Massad, Jack G. Mondel
(employee-director) or Murray Stahl was a Compensated Director during fiscal year 2025.
(2)The amounts shown in this column represent fiscal year 2025 cash payments for Board and committee retainers as well as fees earned in connection with attending committee meetings, if applicable. Fractional amounts have been rounded to the closest whole number using normal rounding rules.
(3)The amounts shown represent the grant date fair values of stock option awards granted in 2025 under the 2022
Plan as computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures).
Please refer to Note 2 “Summary of Significant Accounting Policies - Share-Based Compensation” in our Notes
to Consolidated Financial Statements included in our Annual Report on Form 10-K for a discussion of the assumptions used in calculating the grant date fair value. The stock options generally vested as to 50% of the underlying shares on June 30, 2025 and as to 25% of the underlying shares on each of September 30, 2025 and
December 31, 2025. All stock options were vested as of December 31, 2025 and are described in the following footnotes (5) through (17), as applicable.

(4)The amounts shown in this column represent one-time retirement bonuses in recognition of the director’s past service on the Board.
(5)The amounts shown are attributable to service on the Board ($29,167, which represents the pro-rated amount from the date of appointment), the Audit Committee ($5,000, which represents the pro-rated amount from the date of appointment), MIAX Pearl board of directors ($50,000, plus an additional $20,000), MIAX Pearl technology committee ($10,000) and BSX council ($60,000, paid in stock options with equivalent grant date value).
(6)The amounts shown are attributable to service on the Board ($50,000, plus an additional $20,000), the Risk
Committee ($10,000), MIAX Options board of directors ($12,500, plus an additional $5,000, which represents the pro-rated amount through the resignation date), MIAX Options appeals committee ($1,250, which represents the pro-rated amount through the resignation date), MIAX Options quality of markets committee
($834, which represents the pro-rated amount through the resignation date), MIAX Options technology committee ($2,500, which represents the pro-rated amount through the resignation date), MIAX Pearl board of directors ($43,750, plus an additional $17,500), MIAX Pearl appeals committee ($4,375), MIAX Pearl technology committee ($8,750), MIAX Emerald board of directors ($25,000, plus an additional $10,000),
MIAX Emerald appeals committee ($2,500), MIAX Sapphire board of directors ($6,250, which represents the pro-rated amount from the date of appointment), BSX council ($60,000, paid in stock options with equivalent grant date value), MIAX Futures board of directors ($50,000, paid in cash and $30,000, paid in stock options with equivalent grant date value), MIAX Futures risk committee ($2,000), MIAX Futures regulatory oversight committee ($2,000) and MIAXdx board of directors ($25,000, paid in cash and $30,000, paid in stock options with equivalent grant date value). Mr. Eckert served as a director on the board of directors of TISEG commencing in June of 2025 and received USD31,229 in fiscal year 2025 in connection with such service, which amount is included in this table. Mr. Eckert was paid such amounts on the last day of each month in
British pounds sterling; these amounts were converted to United States dollars based on the month end exchange rate. The conversion rates were as follows: June 30: 1.36944; July 31: 1.32293; August 31: 1.35042;
September 30: 1.34444; October 31: 1.31434; November 30: 1.32317; December 31: 1.34384.
(7)The amounts shown are attributable to service on the Board ($20,833, which represents the pro-rated amount from the date of appointment), the Nominating and Corporate Governance Committee ($4,167, which represents the pro-rated amount from the date of appointment), MIAX Sapphire board of directors ($50,000, plus an additional $20,000), MIAX Sapphire lead director ($30,000), MIAX Sapphire regulatory oversight committee ($10,000, plus an additional $10,000), MIAX Futures board of directors ($50,000, paid in cash and
$30,000, paid in stock options with equivalent grant date value), MIAX Futures risk committee ($1,500) and
MIAXdx board of directors ($25,000 paid in cash and $30,000, paid in stock options with equivalent grant date value).
(8)The amounts shown are attributable to service on the Board ($50,000, plus an additional $20,000), the Risk
Committee (Chair) ($20,000), the Audit Committee ($5,000, which represents the pro-rated amount from the date of appointment) and MIAXdx board of directors ($50,000, paid in cash and $30,000, paid in stock options with equivalent grant date value).
(9)The amounts shown are attributable to service on the Board ($50,000, plus an additional $20,000), the
Compensation Committee ($10,000) and the Nominating and Corporate Governance Committee ($10,000,
which represents the pro-rated amount from the date of appointment).
(10)The amounts shown are attributable to service on the Board ($50,000, plus an additional $20,000), the
Compensation Committee ($2,500, which represents the pro-rated amount from the date of appointment), the
Nominating and Corporate Governance Committee ($5,000, which represents the pro-rated amount from the date of appointment), MIAX Options board of directors ($50,000, plus an additional $20,000), MIAX Options compensation committee ($1,667, which represents the pro-rated amount through the resignation date), MIAX
Options options allocation committee ($10,000), MIAX Options quality of markets committee ($833, which represents the pro-rated amount through the resignation date), MIAX Options technology committee ($10,000),
MIAX Pearl board of directors ($25,000, plus an additional $10,000), MIAX Pearl lead director ($30,000),
MIAX Pearl audit committee ($10,000), MIAX Pearl compensation committee (Chair) ($1,667, which represents the pro-rated amount through the resignation date), MIAX Pearl quality of markets committee ($417,

which represents the pro-rated amount through the resignation date), MIAX Emerald nominating committee
($10,000), MIAX Emerald options allocation committee ($5,000) and BSX council ($60,000, paid in stock options with equivalent grant date value).
(11)The amounts shown are attributable to service on the Board ($50,000, plus an additional $20,000), the Audit
Committee (Chair) ($20,000) and the Risk Committee ($10,000).
(12)The amounts shown are attributable to service on the Board ($50,000, plus an additional $20,000), the
Compensation Committee ($10,000), MIAX Options board of directors ($50,000, plus an additional $20,000),
MIAX Options compensation committee (Chair) ($3,333, which represents the pro-rated amount through the resignation date), MIAX Options quality of markets committee ($833, which represents the pro-rated amount through the resignation date) and MIAX Options technology committee ($10,000).
(13)The amounts shown are attributable to service on the Board ($29,167, plus an additional $11,667, which represents the pro-rated amount through the resignation date), the Audit Committee ($5,833, which represents the pro-rated amount through the resignation date), MIAX Options board of directors ($50,000, plus an additional $20,000), MIAX Options audit committee ($10,000), MIAX Sapphire board of directors ($25,000, plus an additional $10,000) and MIAX Sapphire audit committee ($5,000).
(14)The amounts shown are attributable to service on the Board ($29,167, plus an additional $11,667, which represents the pro-rated amount through the resignation date).
(15)The amounts shown are attributable to service on the Board ($16,667, plus an additional $6,667, which represents the pro-rated amount through the resignation date) and the following amounts, each pro-rated through the resignation date of the applicable committee: the Compensation Committee ($3,333), the Legislative
Advisory Committee ($2,500), MIAX Options nominating committee (Chair) ($5,000), MIAX Pearl nominating committee (Chair) ($2,500), MIAX Emerald nominating committee (Chair) ($2,500) and MIAX Sapphire nominating committee (Chair) ($2,500).
(16)The amounts shown are attributable to service on the Board ($16,667, which represents the pro-rated amount through the resignation date).
(17)The amounts shown are attributable to service on the Board ($29,167, plus an additional $11,667, which represents the pro-rated amount through the resignation date), the Audit Committee ($5,833, which represents the pro-rated amount through the resignation date), the Legislative Advisory Committee ($4,375, which represents the pro-rated amount through the resignation date), MIAX Options board of directors ($50,000, plus an additional $20,000), MIAX Options audit committee (Chair) ($20,000), MIAX Options risk management committee ($10,000, plus an additional $10,000), MIAX Options compensation committee ($1,667, which represents the pro-rated amount through the resignation date), MIAX Options options allocation committee
($10,000), MIAX Options quality of markets committee ($833, which represents the pro-rated amount through the resignation date), MIAX Pearl board of directors ($25,000, plus an additional $10,000), MIAX Pearl audit committee (Chair) ($10,000), MIAX Pearl risk management committee ($5,000, plus an additional $5,000),
MIAX Pearl compensation committee ($833, which represents the pro-rated amount through the resignation date), MIAX Emerald board of directors ($25,000, plus an additional $10,000), MIAX Emerald audit committee
(Chair) ($10,000), MIAX Emerald compensation committee (Chair) ($1,667, which represents the pro-rated amount through the resignation date), MIAX Emerald options allocation committee ($5,000), MIAX Emerald risk management committee ($5,000, plus an additional $5,000), MIAX Sapphire board of directors ($25,000, plus an additional $10,000), MIAX Sapphire audit committee (Chair) ($10,000), MIAX Sapphire risk management committee ($5,000, plus an additional $5,000), MIAX Sapphire compensation committee (Chair)
($1,667, which represents the pro-rated amount through the resignation date), MIAX Sapphire quality of markets committee ($4,583, which includes a pro-rated catch-up fee), BSX council ($60,000, paid in stock options with equivalent grant date value), MIAXdx board of directors ($25,000, paid in cash and $30,000, paid in stock options with equivalent grant date value) and Dorman Trading board of directors ($30,000, paid in stock options with equivalent grant date value).

The following table shows the aggregate number of stock options and shares of restricted stock held as of December 31, 2025 by each non-employee director who served on our Board in fiscal year 2025:

Name(1)	Options Outstanding at Fiscal Year End	Restricted Shares Outstanding at Fiscal Year End
Directors as of December 31, 2025
John Beckelman ....................................................................................................	8,667	—
David Brown .........................................................................................................	66,758	—
Kurt Eckert ............................................................................................................	193,679	100,000
Kenneth Lozier ......................................................................................................	14,042	—
Lisa Moore ............................................................................................................	10,529	—
Mark F. Raymond..................................................................................................	102,436	—
Cynthia Schwarzkopf ............................................................................................	178,740	—
Murray Stahl ..........................................................................................................	34,331	—
Paul V. Stahlin .......................................................................................................	108,729	—
J. Gray Teekell ......................................................................................................	130,211	—
Former Directors in 2025
Michael P. Ameen .................................................................................................	138,933	—
Albert M. Barro, Jr. ...............................................................................................	86,457	—
William W. Hopkins ..............................................................................................	60,207	—
Thomas J. Kelly, Jr. ...............................................................................................	87,843	—
Robert D. Prunetti ..................................................................................................	298,927	—
(1)None of the following non-employee directors and former directors held any outstanding equity awards as of
December 31, 2025: Talal Jassim Al-Bahar, Abdulwahab Ahmad Al-Nakib, Lee Becker, Barry J. Belmont,
Ricardo Blach, Christopher D. Brady, Khaled Magdy El-Marsafy, Paul Kotos, Mark I. Massad, Jamil Nazarali,
William J. O’Brien III or Jassem Hassan Zainal.
Pay Versus Performance Table
The following table sets forth certain information with respect to the Company’s financial performance and the compensation paid to our NEOs for the fiscal year ended on December 31,
2025.

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (3)	Average Compensation Actually Paid to Non-PEO NEOs ($) (2)(3)	Value of Initial Fixed $100 Investment Based on:		Net Loss ($ in thousand s) (5)	Adjusted EBITDA ($ in thousands) (6)
					Total Stockholder Return ($) (4)	Peer Group Total Stockholder Return ($) (4)
2025	21,187,093	35,061,055(7)	4,913,603	11,856,494(7)	144.37	96.91	(70,029)	199,100
(1)The name of the Principal Executive Officer of the Company (“PEO”) reflected in these columns for the applicable fiscal year is Thomas P. Gallagher.

(2)In calculating the ‘compensation actually paid’ amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718.  The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant.
(3)The names of each of the non-PEO NEOs reflected in these columns for the applicable fiscal year are Lance
Emmons, Douglas M. Schafer Jr., Shelly Brown and Barbara J. Comly.
(4)The Company’s total stockholder return (“TSR”) and the Company’s Peer Group TSR reflected in these columns for each applicable fiscal year is calculated based on a fixed investment of $100 at the applicable measurement point (i.e., August 14, 2025, the date we became a publicly traded company) on the same cumulative basis as is used in Item 201(e) of Regulation S-K.
The peer group used to determine the Company’s Peer Group TSR for each applicable fiscal year is a customized peer group of four companies, which is the same peer group disclosed in our Annual Report on
Form 10-K for fiscal year 2025 and is comprised of the following: Cboe, CME Group Inc, ICE and Nasdaq.
(5)Represents the amount of net loss reflected in the Company’s audited GAAP financial statements for each applicable fiscal year.
(6)We have selected Adjusted EBITDA as our most important financial measure (that is not otherwise required to be disclosed in the table) used to link ‘compensation actually paid’ to our NEOs to company performance for fiscal year 2025. Adjusted EBITDA, a non-GAAP financial measure, is defined as net income before interest, income taxes, depreciation, amortization, and certain items of income and expense that are not considered representative of the Company’s core operating performance.
(7)For fiscal year 2025, the ‘compensation actually paid’ to our NEOs reflects each of the following adjustments made to the total compensation amounts reported in the Fiscal Year 2025 Summary Compensation Table, computed in accordance with Item 402(v) of Regulation S-K:

	Fiscal year 2025
	PEO ($)	Average Non- PEO NEOs ($)
Total Compensation Reported in Summary Compensation Table (A) ............	21,187,093	4,913,603
Less, Grant Date Fair Value of Stock and Option Awards Reported in the Summary Compensation Table .............................................................................	(7,597,134)	(1,077,410)
Plus, Year-End Fair Value of Awards Granted in the Covered Fiscal Year that are Outstanding and Unvested ..............................................................................	16,258,960	2,846,695
Plus, Change in Fair Value of Awards Granted in Prior Years that are Outstanding and Unvested (from Prior Year-End to Year-End) ...........................	3,198,818	4,460,741
Plus, Vesting Date Fair Value of Awards Granted in the Covered Fiscal Year that Vested in that Year .........................................................................................	—	—
Plus, Change in Fair Value of Awards Granted in Prior Years that Vested in the Covered Fiscal Year (from Prior Year-End to Vesting Date) .........................	2,013,318	712,865
Less, Prior Year-End Fair Value of Awards Granted in Prior Years that Failed to Vest in the Covered Fiscal Year .......................................................................	—	—
Plus, Dollar Value of Dividends, Dividend Equivalents or other Earnings Paid on Stock and Option Awards in the Covered Fiscal Year Prior to Vesting (if not reflected in the fair value of such award or included in Total Compensation for that year) ..................................................................................	—	—
Total Adjustments ...............................................................................................	13,873,962	6,942,891

Compensation Actually Paid for the Covered Fiscal Year .............................	35,061,055	11,856,494
(A)The Company does not sponsor any defined benefit or actuarial pension plan. Therefore, no adjustment was made relating thereto.

Pay versus Performance Comparative Disclosure
As described in the Compensation Discussion and Analysis section, we do not utilize specific financial metrics or predetermined performance targets as the basis for determining executive compensation. Rather, the Compensation Committee takes a holistic approach, exercising its informed judgment to evaluate a broad range of factors when determining annual cash bonus payouts and annual equity award grants. These factors include, but are not limited to, the Company’s overall financial performance, stock price performance, industry-specific and broader macroeconomic conditions affecting our business and competitive environment and the individual performance and contributions of each of our NEOs.
The chart below illustrates the relationship between the amount of compensation actually paid to the PEO and the average amount of compensation actually paid to the Company’s other
NEOs and the Company’s TSR and the Company's Peer Group TSR during 2025 assuming $100 initial investment on August 14, 2025.

Compensation Actually Paid vs. Company TSR and Peer Group TSR
Compensation Actually Paid (CAP) ($ in thousands)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Total Stockholder Return (TSR) Value of Initial Fixed $100 Investment
$160
$140
$120
$100
$80
$60
$40
$20
$-
2025
PEO CAP
Other NEOs Avg. CAP
Company TSR
Peer Group TSR

The charts below illustrate the relationship between the PEO and other NEOs average compensation actually paid amounts and the Company’s Net Income (Loss) and Adjusted
EBITDA during 2025.

Compensation Actually Paid vs. Net Income (Loss)
Compensation Actually Paid (CAP) ($ thousands)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$-
$(10,000)
$(20,000)
$(30,000)
$(40,000)
$(50,000)
$(60,000)
$(70,000)
$(80,000)
Net Income (Loss) ($ thousands)
2025
PEO CAP
Other NEOs Avg. CAP
Net Income (Loss)

Compensation Actually Paid vs. Adjusted EBITDA
Compensation Actually Paid (CAP) ($ thousands)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Adjusted EBITDA ($ thousands)
2025
PEO CAP
Other NEOs Avg. CAP
Adjusted EBITDA

Pay versus Performance Tabular List
The following table lists our most important performance measures used by us to link
‘compensation actually paid’ to our NEOs to company performance for fiscal year 2025.  The performance measures included in this table are not ranked by relative importance.

Most Important Performance Measures
Adjusted EBITDA
Adjusted Earnings
Revenues Less Cost of Revenues
Equity Compensation Plan Information
The following table provides certain information with respect to the Equity Plans as of
December 31, 2025.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted- average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (#)
Equity compensation plans approved by security holders (1) .......	18,839,938	16.96	8,594,862 (2)
Equity compensation plans not approved by security holders (3)	3,197,976	13.33	-
Total .............................................................................................	22,037,914	16.43	8,594,862
(1)Includes the 2008 Plan, 2013 Plan, 2021 Plan and 2022 Plan.
(2)All shares available for future issuance are only available under the 2022 Plan.
(3)Includes the 2008 Director Plan and 2013 Director Plan.

REPORT OF THE COMPENSATION COMMITTEE
This report of the Compensation Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the
Securities Act of 1933, as amended (“Securities Act”) or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
The Compensation Committee consists of Mr. Talal Jassim Al-Bahar (Chair), Mr. Mark
F. Raymond, and Mr. J. Gray Teekell, each of whom the Board has determined is independent under NYSE listing rules. The Compensation Committee has duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found on our investor relations page at http://ir.miaxglobal.com. The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.
Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to our Board that the
Compensation Discussion and Analysis be included in this Proxy Statement and our Annual
Report on Form 10-K.
Submitted by the Compensation Committee
Talal Jassim Al-Bahar, Chair
Mark F. Raymond
J. Gray Teekell

PROPOSAL NO. 4:
RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected KPMG as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending
December 31, 2026. KPMG has served as our independent registered public accounting firm since 2021 and audited our consolidated financial statements for the year ended December 31,
2025.
At the Annual Meeting, our stockholders are being asked to ratify the appointment of
KPMG as our independent registered public accounting firm for the year ending December 31,
2026. Although not required by applicable law or listing rules, our Audit Committee is submitting the appointment of KPMG to our stockholders because we value our stockholders’
views on our independent registered public accounting firm and as a matter of good corporate governance. A representative of KPMG is expected to be present at the Annual Meeting and will have an opportunity to make a statement at the Annual Meeting, if they desire to do so, and we expect that they will be available to respond to appropriate questions. Notwithstanding the appointment of KPMG, and even if our stockholders ratify the appointment, our Audit
Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our Company and our stockholders.
In the event that KPMG is not ratified by our stockholders, the Audit Committee may reconsider their selection of KPMG as our independent registered public accounting firm.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee. In accordance with standard policy, KPMG periodically rotates the individuals who are responsible for our audit.
In addition to performing the audit of our consolidated financial statements, KPMG provided various other services during the years ended December 31, 2025 and 2024. Our Audit
Committee has determined that KPMG’s provision of these services, which are described below, does not impair KPMG’s independence from us. During the years ended December 31, 2025 and
2024, fees for services provided by KPMG were as follows:

	2025	2024
Audit fees(1) ...........................................................................	$3,809,931	$2,919,054
Audit-related fees(2) ..............................................................	514,500	—
Tax fees(3) .............................................................................	436,588	383,830
All other fees(4) .....................................................................	—	10,000
Total fees ..............................................................................	$4,761,019	$3,312,884

(1)Fees billed, or expected to be billed, for our annual audit and quarterly review procedures and fees related to services for other regulatory filings.
(2)Fees billed, or expected to be billed, for assurance and related services.
(3)Fees billed, or expected to be billed, for tax compliance, tax advice, and tax planning services.
(4)All other fees for permitted services other than those described above.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of
Independent Registered Public Accounting Firm
Our Audit Committee has established a policy that requires their advance approval of all audit and permitted non-audit and tax services that may be provided by our independent auditors, prior to our receipt of such services in order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence. These services may include audit services, audit-related services, tax services, and other services. The independent registered public accounting firm and management are required to periodically report to the
Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above in 2025, the year in which we completed our IPO, were approved by our Audit Committee. Additional information may be found in the Audit Committee’s charter, which can be found on our investor relations page at http://ir.miaxglobal.com. The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.
Vote Required
The ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2026 requires the affirmative vote of the holders of a majority of the total number of votes of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon that are voted “FOR” or
“AGAINST” the proposal. Abstentions will have the same effect as a vote “AGAINST” the proposal. Because this proposal is a routine matter pursuant to the NYSE’s Rule 452, brokers have discretion to vote uninstructed shares on this matter and as such we do not expect broker non-votes on this proposal.
Our Board recommends that you vote “FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31,
2026.

REPORT OF THE AUDIT COMMITTEE
This report of the Audit Committee is required by the SEC and, in accordance with the
SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities
Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Our Audit Committee is composed entirely of independent directors who meet the independence requirements under the NYSE and the SEC. Our Audit Committee assists our
Board in its oversight of our accounting practices, system of internal controls regarding finance, accounting and legal compliance, audit processes, and financial reporting processes. Our Audit
Committee is responsible for appointing and retaining our independent auditor and approving the audit, permitted non-audit and tax services to be provided by the independent auditor. Our Audit
Committee’s function is more fully described in its charter.
Our Audit Committee has reviewed and discussed with our management and KPMG our audited consolidated financial statements for the year ended December 31, 2025. Our Audit
Committee has also discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) (the
“PCAOB”) and the SEC.
Our Audit Committee has received and reviewed the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our Audit Committee concerning independence, and has discussed with KPMG its independence from us.
Based on the review and discussions referred to above, our Audit Committee recommended to our Board that the audited consolidated financial statements be included in our
Annual Report on Form 10-K, for filing with the SEC.
Submitted by the Audit Committee
Paul Stahlin, Chair
Lisa Moore
David Brown

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT
AND DIRECTORS
The following table lists the shares of our common stock that were beneficially owned as of April 20, 2026, or as of the date otherwise indicated below, and the percentage of our common stock beneficially owned, based on 94,800,071 shares outstanding on April 20, 2026, by each of:
•Our directors and director nominees;
•Our named executive officers;
•Our directors, director nominees and executive officers as a group; and
•Each person, or group of affiliated persons, known by us to own beneficially more than 5% of our outstanding common stock.
Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares of our common stock beneficially owned by them, except to the extent this power may be shared with a spouse.

Name and Address of Beneficial Owner(1)	Number of Shares	%
Named executive officers, directors and director nominees:
Thomas P. Gallagher(2) ...............................................	3,776,321	3.92%
Shelly Brown(3) ...........................................................	968,029	1.01%
Barbara J. Comly(4) ....................................................	1,747,512	1.83%
Lance Emmons(5) ........................................................	673,310	*
Douglas M. Schafer Jr.(6) ............................................	1,398,681	1.46%
Talal Jassim Al-Bahar(7) .............................................	3,650,950	3.85%
Abdulwahab Ahmad Al-Nakib(8) ...............................	548,388	*
John Beckelman .........................................................	8,667	*
Lee Becker(9) ..............................................................	—	—
David Brown(10) ..........................................................	66,758	*
Kurt M. Eckert(11) .......................................................	323,137	*
Kenneth W. Lozier(12) .................................................	15,042	*
Mark I. Massad(13) ......................................................	65,225	*
Lisa Moore(14) .............................................................	16,029	*
Mark F. Raymond(15) ..................................................	146,263	*
Cynthia Schwarzkopf(16) .............................................	260,048	*
Eric Sites(17) ................................................................	33,728	*
Jill E. Sommers(18) ......................................................	19,807	*
Paul V. Stahlin(19) .......................................................	133,812	*
J. Gray Teekell(20) .......................................................	501,696	*
All Executive Officers, Directors and Director Nominees as a Group (24 persons)(21) ....................	15,803,532	15.60%
5% Stockholders:
Horizon Kinetics Asset Management LLC(22) ............	11,061,399	11.67%
*Indicates beneficial ownership of less than 1% of the total issued and outstanding shares of common stock.
(1)Unless otherwise noted, the business address of each of the above is 7 Roszel Road, Suite
1A, Princeton, New Jersey 08540.
(2)Includes (i) 473,963 shares of common stock, (ii) 12,000 shares of common stock held by
Mr. Gallagher jointly with his spouse, (iii) 67,602 shares of common stock held by Mr.
Gallagher issuable upon the exercise of options to purchase common stock, (iv)
1,723,275 shares of common stock held by Gallagher Investments and (v) 1,499,481 shares of common stock issuable upon the exercise of options to purchase common stock held by Gallagher Investments. Mr. Gallagher maintains beneficial ownership, including dispositive and voting control, over Gallagher Investments.

(3)Includes (i) 325,047 shares of common stock and (ii) 642,982 shares of common stock issuable upon the exercise of options to purchase common stock.
(4)Includes (i) 843,844 shares of common stock and (ii) 903,668 shares of common stock issuable upon the exercise of options to purchase common stock.
(5) Includes (i) 119,262 shares of common stock, (ii) 4 shares of common stock held by Mr.
Emmons’ child and (iii) 554,044 shares of common stock issuable upon the exercise of options to purchase common stock. Mr. Emmons disclaims beneficial ownership of the shares owned by his child.
(6)Includes (i) 396,181 shares of common stock, (ii) 500 shares of common stock held jointly with his spouse and (iii) 1,002,000 shares of common stock issuable upon the exercise of options to purchase common stock.
(7)Includes (i) 33,654 shares of common stock and (ii) 3,617,296 shares of common stock held by Arzan AM Limited, of which Mr. Al-Bahar serves as a director.  Mr. Al-Bahar disclaims beneficial ownership of our securities held by Arzan AM Limited.
(8)Includes (i) 60,606 shares of common stock held by Capitoria Investments Limited of which Mr. Al-Nakib is a director, (ii) 25,000 shares of common stock held by Capitoria
Ventures Ltd. of which Mr. Al-Nakib is a director, (iii) 88,542 shares of common stock held by Honey Holding of which Mr. Al-Nakib is a director, (iv) 280,490 shares of common stock held by Noor Venture Group of which Mr. Al-Nakib is a director and (v)
93,750 shares of common stock held by Univest Group of which Mr. Al-Nakib is a director. Mr. Al-Nakib disclaims beneficial ownership of our securities held by Capitoria
Investments Limited, Capitoria Ventures Ltd. and Honey Holding.
(9)Mr. Becker’s address is c/o Warburg Pincus LLC, 450 Lexington Avenue, New York,
New York 10017.
(10)Includes 66,758 shares of common stock issuable upon the exercise of options to purchase shares of common stock.
(11)Includes (i) 110,875 shares of common stock, (ii) 31,500 shares of common stock held jointly by Mr. Eckert and his spouse and (iii) 180,762 shares of common stock issuable upon the exercise of options to purchase common stock.
(12)Includes (i) 1,000 shares of common stock and (ii) 14,042 shares of common stock issuable upon the exercise of options to purchase shares of common stock.
(13)Includes (i) 3,500 shares of common stock, (ii) 57,225 shares of common stock held by
KTTN Partners, LLC, of which Mr. Massad is a partner and shares dispositive power,
(iii) 2,500 shares held by his spouse and (iv) 2,000 shares held by Mr. Massad’s children.
Mr. Massad disclaims ownership of the shares owned by his spouse and children.

(14)Includes (i) 5,500 shares of common stock and (ii) 10,529 shares of common stock issuable upon the exercise of options to purchase common stock.
(15)Includes (i) 24,632 shares of common stock, (ii) 19,195 shares of common stock held jointly by Mr. Raymond and his spouse and (iii) 102,436 shares of common stock issuable upon the exercise of options to purchase common stock.
(16)Includes (i) 81,308 shares of common stock and (ii) 178,740 shares of common stock issuable upon the exercise of options to purchase common stock.
(17)Includes 33,728 shares of common stock issuable upon the exercise of options to purchase common stock.
(18)Includes 19,807 shares of common stock issuable upon the exercise of options to purchase common stock.
(19)Includes (i) 11,000 shares of common stock, (ii) 14,083 shares of common stock held jointly by Mr. Stahlin and his spouse and (iii) 108,729 shares of common stock issuable upon the exercise of options to purchase common stock.
(20)Includes (i) 59,338 shares of common stock held by Mr. Teekell directly, (ii) 130,211 shares of common stock issuable upon the exercise of options to purchase common stock,
(iii) 86,545 shares of common stock held in the estate of Byrum W. Teekell for which
Mr. J. Gray Teekell is executor and disclaims beneficial ownership as to 64,910 of such shares, (iv) 57,219 shares of common stock held by Teekell Oil & Gas, Inc. as to which
Mr. J. Gray Teekell is president and a stockholder and disclaims beneficial ownership as to 42,914 of such shares, (v) 149,744 shares of common stock held by Teekell
Investments, LP as to which Mr. J. Gray Teekell is a limited partner and successor trustee of the trust that serves as its general partner and disclaims beneficial ownership as to
112,308 of such shares and (vi) 18,639 shares of common stock held by White Knight
Communications, LP in which Mr. J. Gray Teekell is a limited partner and successor trustee of the trust that serves as its general partner and disclaims beneficial ownership as to 16,309 of such shares.
(21)Includes (i) 9,289,933 shares of common stock and (ii) 6,513,599 shares of common stock issuable upon the exercise of options to purchase common stock.
(22) Includes 11,061,399 shares of common stock held by funds and accounts managed by
Horizon Kinetics Asset Management LLC (“HKAM”), a Delaware limited liability company and a wholly owned subsidiary of Horizon Kinetics Holding Corporation, a
Delaware corporation, HKAM’s address is c/o Horizon Kinetics LLC, 470 Park Avenue,
4th Floor, New York, New York 10016.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms furnished to us and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended
December 31, 2025, except, due to administrative error, for one late Form 4 filing made on behalf of Murray Stahl, a former director, dated September 30, 2025, to include HKAM as an additional reporting person.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a summary of transactions we have entered into since January 1, 2025, and any currently proposed transactions, to which we were or are expected to be a participant in which (i) the amount involved exceeded or will exceed $120,000 and (ii) any of our executive officers, directors, or holders of more than 5% of any class of our voting securities (current and former), or any affiliate or member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than the compensation and other arrangements we describe under “Compensation Discussion and Analysis.”
Transactions with Greater than 5% Holders (Current and Former) and Related Parties
Trading Activity with Exchange Members
Certain beneficial owners and former beneficial owners of more than 5% of our common stock during the period since January 1, 2025 are or have been our customers, including Citadel
Securities Principal Investments LLC (“Citadel Securities”), Susquehanna Securities, LLC and
Wolverine Holdings, LP (“Wolverine”).
We receive revenues and incur cost of revenues related to trading and membership activity on our markets by these parties. These fees are assessed pursuant to our published fee schedules. In addition, we pass along Section 31 fees, which are calculated based on a rate set by the SEC, to customers and recognize an equivalent amount as revenue.
The aggregate revenues and cost of revenues that we received from these parties, each excluding pass-through Section 31 fees, are summarized in the tables below. Such fees and payments have at all times been on terms no more favorable than those to other customers.

Year Ended December 31, 2025
(dollars in thousands)
Transaction and clearing fees ...................................................	$476,856
As a percentage of transaction and clearing fees ...................	41.3%
Access fees ...............................................................................	$45,935
As a percentage of access fees ...............................................	43.3%
Market data fees .......................................................................	$2,252
As a percentage of market data fees ......................................	5.4%
Other revenue ...........................................................................	$—
As a percentage of other revenue ...........................................	—%
Total revenues ..........................................................................	$525,043

As a percentage of total revenues ..........................................	39.5%

Year Ended December 31, 2025
(dollars in thousands)
Liquidity payments ..................................................................	$522,348
As a percentage of liquidity payments ..................................	62.3%
Brokerage, clearing, and exchange fees ..................................	$4,501
As a percentage of brokerage, clearing, and exchange fees ..	8.1%
Total cost of revenues ..............................................................	$526,849
As a percentage of total cost of revenues ..............................	58.6%
ERP IV Warrant Exercises
During April 2025, the following stockholders, who were at the time of exercise greater than 5% stockholders, exercised warrants acquired and vested under our Equity Rights Offering
IV (“ERP IV”) Program to purchase shares of our common stock for the aggregate exercise prices described in the table below.

Name	Number of shares of common stock issued upon exercise of warrants	Aggregate Exercise Price
Citadel Securities ...................................	560,985	$1,852,685
Wolverine ...............................................	437,525	70,979 shares of common stock surrendered pursuant to cashless exercise
Transactions with Citadel Securities
Effective as of June 30, 2025, we entered into an exchange agreement with Citadel
Securities, a former 5% holder, pursuant to which (i) in June 2025, Citadel Securities surrendered and we canceled and retired 5,887,286 shares of our common stock and 331,218 shares of our non-voting common stock in exchange for a pre-funded warrant to purchase up to 6,218,504 shares of our common stock, which has a perpetual term, an exercise price equal to $0.002 per share and a cashless exercise feature and (ii) in August 2025, Citadel Securities surrendered and we canceled and retired 575,071 shares of our common stock in exchange for a pre-funded warrant to purchase up to 575,071 shares of our common stock, which has a perpetual term, an exercise price equal to $0.002 per share and a cashless exercise feature.
Loan Transaction with Warburg Pincus and its Affiliates
On August 21, 2024, we entered into a five-year loan agreement (the “2029 Senior
Secured Term Loan”) with a former 5% holder which was one or more affiliates of Warburg
Pincus (the “Warburg Affiliates”) for an aggregate principal amount of $100 million at a stated
interest rate of 12.90% per annum payable quarterly. We received net proceeds of $95 million after deducting upfront fees. Prior to the second anniversary of the loan, the lenders, at their sole discretion, could make additional term loans to the Company in an aggregate amount of up to
$100 million. The 2029 Senior Secured Term Loan was due to mature on August 21, 2029. As partial consideration for making the 2029 Senior Secured Term Loan, we issued to the Warburg
Affiliates warrants to purchase up to 2,277,338 and 1,518,226 shares of our common stock with an exercise price equal to $7.15 and $8.55 per share, respectively, with an expiration date of
August 21, 2032.
In June 2025, the Warburg Affiliates and we entered into Amendment No. 1 to the 2029
Senior Secured Loan Agreement pursuant to which the Warburg Affiliates made an incremental term loan to us in the aggregate principal amount of $40,000,000 (the “Incremental Term Loan”)
on substantially the same terms as the 2029 Senior Secured Term Loan. The Incremental Term
Loan had an interest at a rate of 12.90% per annum, was payable in cash and matured in August
2029. On August 18, 2025, we repaid all outstanding indebtedness ($140,000,000), plus accrued and unpaid interest ($2,458,167), related premium and fees ($35,982,333) under the 2029 Senior
Secured Term Loan and the Incremental Term Loan.
Transactions with Murray Stahl (former director) and Related Parties
Murray Stahl, a greater than 5% stockholder during 2025 and one of our former directors, was the Chief Executive Officer of FRMO Corp., Chairman and Chief Executive Officer of
Horizon Kinetics and Chairman, Chief Executive Officer and Chief Investment Officer of
HKAM during 2025. HKAM is the investment manager, with contractual voting and dispositive power, over the following funds: South LaSalle Partners, LP; FRMO Corp.; The Internet
Portfolio; Market Opportunities Portfolio; Polestar Fund, LP; RENN Fund, Inc.; Polestar
Offshore Fund, Ltd., Horizon Kinetics Equity Opportunities Fund — Class M, Horizon Kinetics
Equity Opportunities Fund — Class ME and Global Exchange LP. Mr. Stahl disclaimed beneficial ownership of our securities held by such funds except to the extent of his actual pecuniary interest therein.
In August 2025, one or more funds and/or accounts that are managed by HKAM and of which Mr. Stahl may have been deemed the beneficial owner purchased an aggregate of 850,000 shares of our common stock in the IPO at a purchase price of $23.00 per share for an aggregate purchase price of $19,550,000.
In March 2026, certain funds and/or accounts managed by HKAM and of which Mr.
Stahl may have been deemed the beneficial owner exercised warrants to purchase an aggregate of 278,867 shares of our common stock for a total exercise price of $5,373,018 on a cashless basis, pursuant to which such holders surrendered an aggregate of 131,308 shares of common stock, resulting in a net issuance to such holders of an aggregate of 147,559 shares of common stock.

Transactions with Directors (Current and Former) and Related Parties
Transactions with Paul Kotos (former director) and Related Parties
In August 2016, we entered into an Amended and Restated Consulting Agreement (the
“CI Agreement”) with Capital Investing, LLC (“CI”). Paul Kotos, one of our former directors, is the sole member and Manager of CI. Pursuant to the CI Agreement, during the year ended
December 31, 2025, we paid advisory fees to CI totaling $540,000 in addition to the compensation described below.
In March 2025, the CI Agreement was further amended (the “March 2025 Amendment”)
to provide for additional corporate strategy consulting services. Pursuant to the March 2025
Amendment, we paid additional fees to CI in the amount of $250,000.
For information regarding warrant exercises by Mr. Kotos and his related parties see
“Exercises of Warrants by Directors and Related Parties” below.
Transactions with John Beckelman and Related Parties
John Beckelman, one of our directors, is a Managing Director and Vice Chairman of
Fixed Income Capital Markets of Piper Sandler & Co. (“PSC”). In August 2024, we entered into an independent financial advisory services agreement with PSC in connection with the 2029
Senior Secured Term Loan. As consideration for the financial advisory services provided by
PSC, we paid fees to PSC in the amount of $1,750,000 in June 2025 at the closing of the
Incremental Term Loan.
In August 2025, we entered into an underwriting agreement with several underwriters, including PSC, in connection with the IPO. As consideration for the underwriting services provided by PSC, we paid fees to PSC in the amount of $7,637,438 at the closing of the IPO in
August 2025.
Transactions with Mark Massad and Related Parties
In February 2025, we entered into an advisory services agreement with OneDigital
Investment Advisors LLC (“OneDigital”) pursuant to which OneDigital agreed to provide certain accounting-related advisory services with respect to the acquisition of TISEG. As consideration for the advisory services to be provided by OneDigital, we paid fees to OneDigital in the amount of $300,000. Mark Massad, one of our directors, is the Senior Managing Director Corporate
Advisory and Tax Services of OneDigital Private Client, a OneDigital company. Mr. Massad did not receive any of the fees paid to OneDigital.
Transactions with Jack Mondel (former director) and Related Parties
In August 2025, Glenwood Advisors, LLC (“Glenwood Advisors”) surrendered 31,713 shares of our common stock to us for purposes of paying $1,075,071 in withholding tax obligations for a non-plan restricted stock award that vested in August 2025. Mr. Mondel, a former director and current employee, is the sole member and beneficiary of Glenwood
Advisors.
Exercises of Warrants by Directors and Related Parties
The following table sets forth shares of common stock purchased by our current and former directors or their immediate family members or related entities upon exercise of outstanding warrants since January 1, 2025.

Name	Number of Shares of Nonvoting Common Stock Purchased	Aggregate Purchase Price
Capital Investing, LLC (1) .........	16,149	15,101 shares surrendered pursuant to cashless exercise
Capital Investing, LLC (1) .........	17,827	13,423 shares surrendered pursuant to cashless exercise
Capital Investing, LLC (1) .........	28,523	21,477 shares surrendered pursuant to cashless exercise
Capital Investing, LLC (1) .........	72,290	87,909 shares surrendered pursuant to cashless exercise
Capital Investing, LLC (1) .........	45,497	54,503 shares surrendered pursuant to cashless exercise
Capital Investing, LLC (1) .........	46,962	53,038 shares surrendered pursuant to cashless exercise
Capital Investing, LLC (1) .........	46,188	53,812 shares surrendered pursuant to cashless exercise
Capital Investing, LLC (1) .........	11,547	13,453 shares surrendered pursuant to cashless exercise
Denise Kotos(2) .........................	73,133	76,867 shares surrendered pursuant to cashless exercise
(1)Capital Investing, LLC is an entity of which Paul Kotos, a former director of the
Company, is the sole member and manager.
(2)Denise Kotos is the spouse of Paul Kotos, a former director of the Company.
Directed Share Program
At our request, the IPO underwriters sold 750,000 shares of our common stock, or five percent (5%) of the shares offered in our IPO at the public offering price of $23.00 per share through a directed share program (the “Directed Share Program”) to our certain of our directors, officers and employees, and certain individuals associated with us and our stockholders, including (i) Albert M. Barro, one of our former directors, who purchased 13,000 shares of our common stock for a total purchase price of $299,000, (ii) Barry J. Belmont, one of our former directors, who purchased 50,000 shares of our common stock for a total purchase price of

$1,150,000, (iii) Lisa Moore, one of our directors, who purchased 5,500 shares of our common stock for a total purchase price of $126,500 and (iv) Thomas P. Gallagher, our Chairman and
Chief Executive Officer, and his spouse who jointly purchased 14,000 shares of our common stock for a total purchase price of $322,000. The Directed Share Program was arranged through one of the representatives of the underwriters in the IPO.
Employment Arrangements with Immediate Family Members of Our Executive Officers and Directors
Dominique Prunetti-Miller, our Vice President, Human Resources and Corporate
Relations, is the child of Robert D. Prunetti, one of our former directors. During the year ended
December 31, 2025, this individual had total cash compensation, including base salary, bonus and other compensation, of approximately $350,000. During the year ended December 31, 2025, this individual was granted 7,500 options to purchase our common stock, which vest subject to certain vesting conditions.
Tia Toms, our Vice President, Administration, may be deemed to be a related party of
Jack G. Mondel, one of our former directors and a current employee. During the year ended
December 31, 2025, this individual had total cash compensation, including base salary, bonus and other compensation, of approximately $516,250. During the year ended December 31, 2025, this individual was granted 10,000 options to purchase our common stock, which vest subject to certain vesting conditions. During August 2025, this individual surrendered 9,838 shares of our common stock to us for purposes of paying $226,274 in withholding tax obligations for a non-
plan restricted stock award that vested in August 2025.
The compensation levels of the individuals described above are consistent with those of our other employees with similar years of experience and positions within the Company who are not related to our executive officers and directors. The individuals described above also participate in our benefit plans and are eligible for equity awards on the same general terms and conditions as applicable to all other employees in similar positions who are not related to our executive officers and directors.
Limitation of Directors’ and Officers’ Liability and Indemnification
As permitted by Section 102(b)(7) of the Delaware General Corporation Law (the
“DGCL”), our Amended and Restated Certificate of Incorporation includes a provision that eliminates the personal liability of our directors for monetary damages for any breach of their fiduciary duties as directors, to the fullest extent permitted by the DGCL.
We have directors’ and officers’ liability insurance to cover liabilities our directors and executive officers may incur in connection with their services to us. Our Amended and Restated
Certificate of Incorporation and Amended and Restated By-Laws require us to indemnify members of our Board and of our Committees, as well as our executive officers, and may indemnify other officers, agents and employees, and any persons serving another corporation, partnership, joint venture, trust or other enterprise at our request, in each case to the maximum extent permitted by the DGCL; provided, however, that we may limit the extent of such indemnification by individual contracts with our directors and executive officers; and provided, further, that we will not be required to indemnify any person in connection with any proceeding
(or part thereof) initiated by such person or any proceeding by such person against us or our directors, officers, employees or other agents unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by our Board, or (iii) such indemnification is provided by us, in our sole discretion, to the extent permitted by the DGCL.
Our Amended and Restated By-Laws also require us to advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or executive officer or is or was serving as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise at our request, prior to the final disposition of the proceeding, promptly following such person’s request, all expenses incurred by such person in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay any amounts advanced by us if it is ultimately determined that such person is not entitled to be indemnified; provided, however, that we will not be required to advance any expenses to any person who our Board determines has acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of our Company.
We have entered into indemnification agreements with each of our directors and executive officers. These agreements provide that we will, among other things, indemnify and advance expenses to our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by us arising out of such person’s services as our director or officer, or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers.
Such limitation of liability and indemnification does not affect the availability of equitable remedies. In addition, we have been advised that in the opinion of the SEC, indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and is therefore unenforceable.
Related Person Transaction Policy
Our Board adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the
Securities Act, any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 in any fiscal year and a related person had, has, or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee has the primary responsibility for considering all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction.

ADDITIONAL INFORMATION
Additional Information
We are subject to the informational requirements of the Exchange Act and in accordance therewith, we file annual, quarterly and current reports and other information with the SEC. Such information may be accessed electronically by means of the SEC’s home page on the internet at
www.sec.gov. We are an electronic filer, and the SEC maintains an internet site at www.sec.gov that contains the reports and other information we file electronically. These filings are also available on our website at www.ir.miaxglobal.com. Please note that our website address is provided as an inactive textual reference only. We make available free of charge, through our website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. The information provided on or accessible through our website is not part of this Proxy Statement.
Annual Report on Form 10-K
Copies of our Annual Report on Form 10-K for the year ended December 31, 2025
(including our audited consolidated financial statements) filed with the SEC may be obtained without charge by writing to Miami International Holdings, Inc., Attn: Corporate Secretary, 7
Roszel Road, Suite 1A, Princeton, New Jersey, 08540. Exhibits, if any, to the Annual Report on
Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials. Our Annual Report on Form 10-K, including the financial statements, and this Proxy Statement are also available on our Investor Relations website at
ir.miaxglobal.com, by clicking "Financials" and "SEC Filings". A physical copy of our Annual
Report on Form 10-K, including the financial statements, and Proxy Statement are available without charge upon request to Broadridge by contacting them via (1) www.proxyvote.com or
(2) phone at 1-800-690-6903.
Our audited consolidated financial statements for the fiscal year ended December 31,
2025 and certain other related financial and business information are contained in our Annual
Report on Form 10-K, which is being made available to our stockholders along with this Proxy
Statement, but which is not deemed a part of the proxy soliciting material.
Householding of Annual Meeting Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement and Annual Report on Form 10-K may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Miami International Holdings, Inc., Attn: Corporate
Secretary, 7 Roszel Road, Suite 1A, Princeton, New Jersey, 08540, or at (609) 897-7300. Any
stockholder who wants to receive a separate copy of this Proxy Statement or Annual Report on
Form 10-K, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

Submitting Proxy Proposals and Director Nominations for the 2027 Annual Meeting
Proposals to be Considered for Inclusion in the Company’s 2027 Proxy Materials
In order for a stockholder proposal to be eligible to be included in the our proxy statement and proxy card for the 2027 Annual Meeting, the proposal must (1) be received by us at our principal executive offices, Miami International Holdings, Inc., Attn: Corporate Secretary,
7 Roszel Road, Suite 1A, Princeton, New Jersey, 08540, no later than December 28, 2026, and
(2) concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, regulations and our Amended and Restated By-Laws and policies, and must otherwise comply with Rule 14a-8 of the Exchange Act. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.
Director Nominations and Other Business to be Brought Before the 2027 Annual Meeting
The Nominating and Corporate Governance Committee will consider the director nominees recommended by our stockholders pursuant to the procedures set forth in our Amended and Restated By-Laws. Notice of any director nomination or the proposal of other business that stockholders intend to present at the 2027 Annual Meeting, but do not intend to have included in our proxy statement and form of proxy relating to the 2027 Annual Meeting, must be received by us at our principal executive offices, Miami International Holdings, Inc., Attn: Corporate
Secretary, 7 Roszel Road, Suite 1A, Princeton, New Jersey, 08540, not earlier than the close of business on February 16, 2027 and not later than the close of business on March 18, 2027. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 70 days after the anniversary date of the 2026 Annual Meeting, the notice must be delivered to us not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than  the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made by us. In addition, a stockholder’s notice must include the information required by our Amended and Restated By-Laws with respect to each director nomination or proposal of other business that such stockholder intends to present at the 2027
Annual Meeting.
In addition to satisfying the foregoing requirements pursuant to our Amended and
Restated By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by April 19, 2027.
*  *  *

APPENDIX - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP
MEASURES
In addition to results presented in accordance with GAAP, we disclose certain non-GAAP financial measures in this Proxy Statement. These financial measures are not prepared in accordance with, or as a substitute for, GAAP financial measures and may differ from similarly titled measures used by other companies. The non-GAAP measures provided in this Proxy
Statement are adjusted EBITDA and adjusted earnings. These non-GAAP measures are used by management to evaluate operating performance and support compensation decisions by excluding items that may not reflect our underlying business performance. We believe that presenting these measures provides investors with useful information as to how management assesses performance and aligns executive compensation with Company results.
Reconciliations of the non-GAAP measures to the most directly comparable GAAP measures are provided below.

(in thousands)	Year Ended December 31, 2025
Reconciliation of Net Loss Allocated to Common Stockholders to Adjusted EBITDA
Net loss allocated to common stockholders	$(70,029)
Interest expense and amortization of debt issuance costs	12,886
Interest income	(9,414)
Income tax expense	1,450
Depreciation and amortization	29,379
EBITDA	(35,728)
Share-based compensation	57,566
Investment gain	(10,374)
Litigation costs	4,428
Impairment charges	2,717
Acquisition-related costs	2,901
Change in fair value of puttable warrants issued with debt	1,172
Change in fair value of puttable common stock	2,229
Loss on sale of intangible asset	2,054
Unrealized loss on derivative assets	54,915
One-time IPO payments	8,048
Warrant modifications	1,516
Loss on extinguishment of debt	107,656
Adjusted EBITDA	$199,100

(in thousands)	Year Ended December 31, 2025
Reconciliation of Net Loss Allocated to Common Stockholders to Adjusted Earnings
Net loss allocated to common stockholders	$(70,029)
Non-GAAP adjustments
Share-based compensation	57,566
Investment gain	(10,374)
Litigation costs	4,428
Impairment charge	2,717
Acquisition-related costs	2,901
Change in fair value of puttable warrants issued with debt	1,172
Change in fair value of puttable common stock	2,229
Loss on sale of intangible asset	2,054
Unrealized loss on derivative assets	54,915
Loss on extinguishment of debt	107,656
Warrant modifications	1,516
One-time IPO payments	8,048
Adjusted earnings	$164,799
1

MIAMI INTERNATIONAL HOLDINGS, INC.
7 ROSZEL ROAD, SUITE 1A
PRINCETON, NEW JERSEY 08540
ATTN: BARBARA J. COMLY, EVP, GENERAL COUNSEL & CORPORATE SECRETARY

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MIAX2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92536-P48879 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MIAMI INTERNATIONAL HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. The election of the 15 director nominees.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Thomas P. Gallagher
02) Talal Jassim Al-Bahar
03) Abdulwahab Ahmad Al-Nakib
04) John Beckelman
05) David Brown
06) Kurt M. Eckert
07) Kenneth W. Lozier
08) Mark I. Massad
09) Lisa Moore
10) Mark F. Raymond
11) Cynthia Schwarzkopf
12) Eric Sites
13) Jill E. Sommers
14) Paul V. Stahlin
15) J. Gray Teekell

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
2. The approval, on a non-binding advisory basis, of the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:	3 Years	2 Years	1 Year	Abstain
3. To hold future stockholder advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
4. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and 2025 Annual Report are available at www.proxyvote.com.

V92537-P48879

MIAMI INTERNATIONAL HOLDINGS, INC.
Annual Meeting of Stockholders
June 16, 2026 8:00 a.m. Eastern Time
This proxy is solicited on behalf of the Board of Directors

The stockholder(s) hereby appoint(s) Thomas P. Gallagher and Barbara J. Comly, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MIAMI INTERNATIONAL HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. Eastern Time on June 16, 2026, virtually at www.virtualshareholdermeeting.com/MIAX2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side